UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AllianceBernstein Cap Fund, Inc.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2011

Date of reporting period: January 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Small Cap Growth Portfolio

January 31, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

March 23, 2011

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Small Cap Growth Portfolio (the “Fund”) for the semi-annual reporting period ended January 31, 2011.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall US market. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total US equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Fund’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. The Fund invests in well-known and established companies and in new and less-seasoned companies. The Fund’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Fund invests in about 95-125 companies.

The Fund invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may also invest in reverse repurchase agreements and up to 20% of its total assets in rights or warrants.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 2000 Growth Index for the six- and 12-month periods ended January 31, 2011.

The Fund outperformed the benchmark for both the six- and 12-month periods ended January 31, 2011, without sales charges. Against a backdrop of sizeable gains for small-cap growth stocks, the Fund generated strong absolute and relative returns for both reporting periods. During both the six- and 12-month reporting periods ended January 31, 2011—albeit somewhat intermittently—investors rewarded companies that delivered stronger-than-expected fundamental results. As such, relative returns benefited from the Fund’s Small Cap Group Investment Team’s (the “Team’s”) success in identifying such companies.

For both periods, stock selection was the key driver of outperformance. Over the six-month period ended January 31, 2011, stock selection

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	1

in the technology, consumer/commercial services and health care sectors were the largest contributors to performance. The contribution from stock selection was broad-based, with all sectors contributing to relative returns. Over the 12-month period ended January 31, 2011, stock selection in the technology, industrials and health care sectors were the largest contributors to performance. Contribution from stock selection was broad-based over the 12-month period as well, with all sectors contributing positively with the exception of financials. For both periods, sector allocations did not have a material impact on relative returns, although the Fund’s small cash holdings did create a modest drag on relative performance during both the six- and 12-month periods ended January 31, 2011, given the exceptionally strong market backdrop.

The Fund did not use leverage or derivatives during either reporting period.

Market Review and Investment Strategy

Bolstered by increased confidence in the sustainability of the economic recovery that began in the middle of 2009, US equities, as represented by the S&P 500 Stock Index, posted their second consecutive year of solid double-digit gains. Small-cap growth stocks, which tend to be disproportionately sensitive to movements in the economy, as well as to the increase in risk appetites that emerged during the second half of 2010, were by far the strongest per-

formers, almost doubling the gains of the broader market, as represented by the S&P 500 Stock Index. Within the small-cap growth universe, as measured by the Russell 2000 Growth Index, more economically-sensitive sectors such as technology, energy and industrials posted the biggest gains; less cyclically-sensitive sectors of the market, such as consumer staples and health care, were notable laggards.

Driven by the Team’s “bottom-up” stock selection process, sector allocations changed modestly over the 12-month reporting period ended January 31, 2011. Increases in the Fund’s active exposure to the health care, consumer/commercial services and technology sectors, compared to the benchmark, were offset by a reduction in the relative weight in the industrials and energy sectors. At the end of the reporting period, the Fund was overweight in the technology, consumer/commercial services and health care sectors, while underweight in the financials and industrials, and equal weight in the energy sector. Of note, the technology overweight skewed toward companies with significant exposure to enterprise spending. Meanwhile, the Fund’s health care exposure has been dominated by an emphasis in health care services holdings, while underweight in the biotechnology and medical devices sub sectors. Consistent with the Team’s discipline, investments throughout the 12-month reporting period emphasized companies expected to deliver surprisingly strong earnings growth and favorable earnings estimate revisions.

2	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 2000® Growth Index nor the unmanaged Standard & Poor’s (S&P®) 500 Stock Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index represents the performance of 2000 small-cap growth companies within the US. The S&P 500 Stock Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value. Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JANUARY 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Small Cap Growth Portfolio*
Class A	32.41%	46.83%

Class B**	31.90%	45.63%

Class C	31.89%	45.68%

Advisor Class†	32.58%	47.23%

Class R†	32.41%	46.67%

Class K†	32.62%	47.13%

Class I†	32.81%	47.64%

Russell 2000 Growth Index	23.25%	34.38%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance by 0.02% and 0.09% for the six- and 12-month periods ended January 31, 2011, respectively, for all share classes.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	46.83%	40.56%
5 Years	4.54%	3.64%
10 Years	3.63%	3.18%

Class B Shares
1 Year	45.63%	41.63%
5 Years	3.67%	3.67%
10 Years(a)	2.96%	2.96%

Class C Shares
1 Year	45.68%	44.68%
5 Years	3.74%	3.74%
10 Years	2.84%	2.84%

Advisor Class Shares†
1 Year	47.23%	47.23%
5 Years	4.84%	4.84%
10 Years	3.92%	3.92%

Class R Shares†
1 Year	46.67%	46.67%
5 Year	4.49%	4.49%
Since Inception*	6.65%	6.65%

Class K Shares†
1 Year	47.13%	47.13%
5 Year	4.76%	4.76%
Since Inception*	6.93%	6.93%

Class I Shares†
1 Year	47.64%	47.64%
5 Year	5.14%	5.14%
Since Inception*	7.32%	7.32%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.60%, 2.45%, 2.37%, 1.33%, 1.69%, 1.37% and 1.04% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 3/1/05 for Class R, Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for Class R, Class K and Class I are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2010)
SEC Returns

Class A Shares
1 Year	31.16%
5 Years	5.19%
10 Years	2.97%

Class B Shares
1 Year	31.79%
5 Years	5.22%
10 Years(a)	2.74%

Class C Shares
1 Year	34.90%
5 Years	5.29%
10 Years	2.62%

Advisor Class Shares†
1 Year	37.36%
5 Years	6.41%
10 Years	3.70%

Class R Shares†
1 Year	36.89%
5 Year	6.05%
Since Inception*	6.39%

Class K Shares†
1 Year	37.24%
5 Year	6.33%
Since Inception*	6.67%

Class I Shares†
1 Year	37.77%
5 Year	6.72%
Since Inception*	7.06%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 3/1/05 for Class R, Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for Class R, Class K and Class I are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2010		Ending Account Value January 31, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,324.13	$1,016.53	$10.08	$8.74
Class B	$1,000	$1,000	$1,319.00	$1,012.30	$14.96	$12.98
Class C	$1,000	$1,000	$1,318.94	$1,012.65	$14.55	$12.63
Advisor Class	$1,000	$1,000	$1,325.77	$1,017.90	$8.50	$7.37
Class R	$1,000	$1,000	$1,324.12	$1,016.48	$10.13	$8.79
Class K	$1,000	$1,000	$1,326.18	$1,018.00	$8.38	$7.27
Class I	$1,000	$1,000	$1,328.11	$1,019.71	$6.40	$5.55
*	Expenses are equal to the classes’ annualized expense ratios of 1.72%, 2.56%, 2.49%, 1.45%, 1.73%, 1.43% and 1.09%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	7

Fund Expenses

PORTFOLIO SUMMARY

January 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $536.2

TEN LARGEST HOLDINGS**

January 31, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
TIBCO Software, Inc.	$8,879,700	1.7%
Fortinet, Inc.	8,355,916	1.6
Riverbed Technology, Inc.	8,307,851	1.5
SXC Health Solutions Corp.	8,131,552	1.5
VeriFone Systems, Inc.	7,952,134	1.5
Fairchild Semiconductor International, Inc.	7,885,934	1.5
Teradyne, Inc.	7,688,479	1.4
HMS Holdings Corp.	7,326,331	1.4
ADTRAN, Inc.	7,217,081	1.3
Solutia, Inc.	7,177,293	1.3
	$78,922,271	14.7%

*	All data are as of January 31, 2011. The Fund’s sector type breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

January 31, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.1%
Information Technology – 30.3%
Communications Equipment – 5.9%
ADTRAN, Inc.	175,470	$7,217,081
Aruba Networks, Inc.(a)	290,606	6,262,559
Ixia(a)	287,705	4,525,600
Netgear, Inc.(a)	154,770	5,363,554
Riverbed Technology, Inc.(a)	231,610	8,307,851

		31,676,645

Internet Software & Services – 3.3%
DealerTrack Holdings, Inc.(a)	187,350	3,702,973
IntraLinks Holdings, Inc.(a)	211,420	4,279,141
LogMeIn, Inc.(a)	113,490	4,372,770
RightNow Technologies, Inc.(a)	199,220	5,165,774

		17,520,658

IT Services – 1.9%
Camelot Information Systems, Inc. (ADR)(a)	108,740	2,435,776
VeriFone Systems, Inc.(a)	199,102	7,952,134

		10,387,910

Semiconductors & Semiconductor Equipment – 8.1%
Fairchild Semiconductor International, Inc.(a)	443,030	7,885,934
Hittite Microwave Corp.(a)	84,480	5,050,214
International Rectifier Corp.(a)	191,330	6,128,300
Netlogic Microsystems, Inc.(a)	201,619	7,028,438
ON Semiconductor Corp.(a)	456,829	5,047,961
Skyworks Solutions, Inc.(a)	142,800	4,536,756
Teradyne, Inc.(a)	460,940	7,688,479

		43,366,082

Software – 11.1%
Aspen Technology, Inc.(a)	380,072	5,378,019
Concur Technologies, Inc.(a)	123,870	6,321,086
Fortinet, Inc.(a)	217,319	8,355,916
Informatica Corp.(a)	122,880	5,701,632
MICROS Systems, Inc.(a)	106,870	4,888,234
Radiant Systems, Inc.(a)	281,126	5,130,549
RealD, Inc.(a)	219,628	5,198,595
SuccessFactors, Inc.(a)	201,432	5,865,700
Taleo Corp.(a)	130,818	3,853,898
TIBCO Software, Inc.(a)	403,990	8,879,700

		59,573,329

		162,524,624

Health Care – 19.4%
Biotechnology – 4.9%
Alexion Pharmaceuticals, Inc.(a)	60,370	5,060,213
Amarin Corp. PLC (ADR)(a)	266,622	2,367,603
Arqule, Inc.(a)	356,813	2,187,264
Human Genome Sciences, Inc.(a)	60,960	1,478,890

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Incyte Corp. Ltd.(a)	102,730	$1,514,240
InterMune, Inc.(a)	94,300	3,523,991
Ironwood Pharmaceuticals, Inc.(a)	145,740	1,572,535
Pharmasset, Inc.(a)	31,173	1,510,644
Protalix BioTherapeutics, Inc.(a)	145,987	1,420,453
United Therapeutics Corp.(a)	84,160	5,721,197

		26,357,030

Health Care Equipment & Supplies – 3.1%
NxStage Medical, Inc.(a)	141,684	3,406,083
Sirona Dental Systems, Inc.(a)	93,300	4,087,473
Volcano Corp.(a)	191,560	5,030,366
Zoll Medical Corp.(a)	100,650	4,161,877

		16,685,799

Health Care Providers & Services – 6.9%
Centene Corp.(a)	201,760	5,592,787
Emergency Medical Services Corp.(a)	101,250	6,834,375
Healthspring, Inc.(a)	197,525	6,002,785
HMS Holdings Corp.(a)	113,869	7,326,331
IPC The Hospitalist Co., Inc.(a)	135,300	5,023,689
Magellan Health Services, Inc.(a)	123,500	5,978,635

		36,758,602

Health Care Technology – 1.5%
SXC Health Solutions Corp.(a)	169,020	8,131,552

Pharmaceuticals – 3.0%
Ardea Biosciences, Inc.(a)	82,381	2,184,744
Impax Laboratories, Inc.(a)	242,170	5,623,187
MAP Pharmaceuticals, Inc.(a)	109,146	1,678,120
Nektar Therapeutics(a)	196,760	2,205,680
Salix Pharmaceuticals Ltd.(a)	106,870	4,378,464

		16,070,195

		104,003,178

Consumer Discretionary – 18.4%
Distributors – 1.3%
LKQ Corp.(a)	279,700	6,757,552

Diversified Consumer Services – 0.6%
K12, Inc.(a)	119,779	3,263,978

Hotels, Restaurants & Leisure – 5.7%
Gaylord Entertainment Co.(a)	171,010	5,701,474
Great Wolf Resorts, Inc.(a)	616,940	1,795,295
Life Time Fitness, Inc.(a)	159,150	6,346,902
Orient-Express Hotels Ltd. – Class A(a)	516,270	6,277,843
Panera Bread Co. – Class A(a)	54,740	5,230,955
Texas Roadhouse, Inc. – Class A(a)	311,528	5,177,595

		30,530,064

Household Durables – 1.2%
Tempur-Pedic International, Inc.(a)	147,090	6,419,008

10	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 2.1%
Lamar Advertising Co.(a)	146,020	$5,379,377
National CineMedia, Inc.	327,470	5,776,570

		11,155,947

Specialty Retail – 6.8%
Citi Trends, Inc.(a)	139,140	3,186,306
Dick’s Sporting Goods, Inc.(a)	173,150	6,248,984
Select Comfort Corp.(a)	649,970	6,603,695
Tractor Supply Co.	135,640	6,959,688
Ulta Salon Cosmetics & Fragrance, Inc.(a)	180,400	6,682,016
Zumiez, Inc.(a)	304,190	7,063,292

		36,743,981

Textiles, Apparel & Luxury Goods – 0.7%
Vera Bradley, Inc.(a)	118,395	4,072,196

		98,942,726

Industrials – 18.4%
Aerospace & Defense – 2.0%
Hexcel Corp.(a)	364,790	6,938,306
Keyw Holding Corp. (The)(a)	253,940	3,699,906

		10,638,212

Air Freight & Logistics – 1.0%
Atlas Air Worldwide Holdings, Inc.(a)	107,907	5,482,755

Building Products – 1.0%
Simpson Manufacturing Co., Inc.	187,690	5,583,778

Commercial Services & Supplies – 1.2%
Interface, Inc.	395,090	6,420,212

Electrical Equipment – 1.2%
AMETEK, Inc.	154,135	6,285,625

Machinery – 7.6%
Actuant Corp. – Class A	246,140	6,825,462
Bucyrus International, Inc. – Class A	66,720	6,055,507
IDEX Corp.	156,400	6,202,824
Lincoln Electric Holdings, Inc.	87,880	5,951,234
Middleby Corp.(a)	65,410	5,351,192
RBC Bearings, Inc.(a)	137,250	4,772,183
Valmont Industries, Inc.	59,310	5,512,271

		40,670,673

Marine – 1.2%
Kirby Corp.(a)	132,347	6,185,899

Professional Services – 1.2%
TrueBlue, Inc.(a)	379,450	6,473,417

Road & Rail – 2.0%
Genesee & Wyoming, Inc. – Class A(a)	110,402	5,713,303
Knight Transportation, Inc.	266,480	5,079,109

		10,792,412

		98,532,983

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 5.0%
Capital Markets – 3.3%
Affiliated Managers Group, Inc.(a)	42,840	$4,362,397
Greenhill & Co., Inc.	53,330	3,702,169
KBW, Inc.	119,102	3,185,979
Stifel Financial Corp.(a)	101,452	6,509,160

		17,759,705

Commercial Banks – 1.0%
Iberiabank Corp.	66,933	3,796,440
Signature Bank(a)	25,419	1,327,888

		5,124,328

Consumer Finance – 0.7%
Green Dot Corp.(a)	63,451	3,991,702

		26,875,735

Energy – 4.9%
Energy Equipment & Services – 2.5%
Complete Production Services, Inc.(a)	174,270	4,869,104
Dril-Quip, Inc.(a)	54,440	4,198,413
Oceaneering International, Inc.(a)	57,810	4,464,666

		13,532,183

Oil, Gas & Consumable Fuels – 2.4%
Cabot Oil & Gas Corp.	134,060	5,580,918
Resolute Energy Corp.(a)	70,510	1,276,231
SM Energy Co.	90,866	5,648,230

		12,505,379

		26,037,562

Consumer Staples – 1.4%
Food & Staples Retailing – 0.2%
Fresh Market, Inc. (The)(a)	32,966	1,212,160

Food Products – 1.2%
Green Mountain Coffee Roasters, Inc.(a)	184,119	6,182,716

		7,394,876

Materials – 1.3%
Chemicals – 1.3%
Solutia, Inc.(a)	306,460	7,177,293

Total Common Stocks (cost $392,311,879)		531,488,977

SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.16%(b) (cost $11,826,446)	11,826,446	11,826,446

Total Investments – 101.3% (cost $404,138,325)		543,315,423
Other assets less liabilities – (1.3)%		(7,081,704)

Net Assets – 100.0%		$536,233,719

12	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments

(a)	Non-income producing security.
(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

January 31, 2011 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $392,311,879)	$531,488,977
Affiliated issuers (cost $11,826,446)	11,826,446
Receivable for investment securities sold	1,324,364
Receivable for capital stock sold	1,105,979
Dividends receivable	4,660

Total assets	545,750,426

Liabilities
Payable for investment securities purchased	5,516,517
Payable for capital stock redeemed	2,289,074
Advisory fee payable	1,008,108
Transfer Agent fee payable	134,168
Distribution fee payable	74,893
Administrative fee payable	30,912
Accrued expenses	463,035

Total liabilities	9,516,707

Net Assets	$536,233,719

Composition of Net Assets
Capital stock, at par	$31,727
Additional paid-in capital	514,382,171
Accumulated net investment loss	(2,457,977)
Accumulated net realized loss on investment transactions	(114,899,300)
Net unrealized appreciation on investments	139,177,098

$536,233,719

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$197,375,265	5,877,660	$33.58	*

B	$10,689,216	395,957	$27.00

C	$17,637,598	649,228	$27.17

Advisor	$28,864,617	823,832	$35.04

R	$8,993,927	268,510	$33.50

K	$8,955,510	263,179	$34.03

I	$263,717,586	7,585,070	$34.77

*	The maximum offering price per share for Class A shares was $35.07 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2011 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$875,984
Affiliated issuers	5,821	$881,805

Expenses
Advisory fee (see Note B)	1,851,192
Distribution fee—Class A	235,221
Distribution fee—Class B	51,391
Distribution fee—Class C	76,971
Distribution fee—Class R	20,098
Distribution fee—Class K	9,513
Transfer agency—Class A	414,588
Transfer agency—Class B	30,144
Transfer agency—Class C	39,785
Transfer agency—Advisor Class	53,813
Transfer agency—Class R	10,451
Transfer agency—Class K	7,610
Transfer agency—Class I	134,493
Printing	138,379
Custodian	85,553
Registration fees	67,791
Administrative	41,608
Legal	24,838
Audit	22,225
Directors’ fees	15,878
Miscellaneous	8,240

Total expenses		3,339,782

Net investment loss		(2,457,977)

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		61,298,550
Net change in unrealized appreciation/depreciation of investments		68,828,805

Net gain on investment transactions		130,127,355

Net Increase in Net Assets from Operations		$127,669,378

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2011 (unaudited)	Year Ended July 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(2,457,977)	$(4,318,093)
Net realized gain on investment transactions	61,298,550	57,051,182
Net change in unrealized appreciation/depreciation of investments	68,828,805	17,973,579

Net increase in net assets from operations	127,669,378	70,706,668
Capital Stock Transactions
Net increase (decrease)	12,723,706	(34,103,096)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	1,803	1,393,656

Total increase	140,394,887	37,997,228
Net Assets
Beginning of period	395,838,832	357,841,604

End of period (including accumulated net investment loss of ($2,457,977) and $0, respectively)	$536,233,719	$395,838,832

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

January 31, 2011 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”) is a Maryland corporation. The Company currently has five series, AllianceBernstein Small Cap Growth Portfolio (the “Fund”), AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio, each of which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Small Cap Growth Portfolio. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	17

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To

18	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of January 31, 2011:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$531,488,977	$—	$—	$531,488,977
Short-Term Investments	11,826,446	—	—	11,826,446

Total Investments in Securities	543,315,423	—	—	543,315,423
Other Financial Instruments*	—	—	—	—

Total	$543,315,423	$—	$—	$543,315,423

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	19

Notes to Financial Statements

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific

20	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

expenses which are allocated to the respective class. Expenses of the Company are charged to each Fund in proportion to their net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

During the period, under the terms of the Advisory Agreement, the Fund paid the Adviser a quarterly advisory fee equal to  1/4 of .75% of the first $2.5 billion,  1/4 of .65% of the excess over $2.5 billion up to $5 billion and  1/4 of .60% of the excess over $5 billion as a percentage of the Fund’s net assets at the end of the preceding quarter. The fee was accrued daily and paid quarterly. On December 16, 2010, shareholders of the Fund approved an amendment to the Fund’s Advisory Agreement to provide that the advisory fee rate will be calculated as a percentage of average daily net assets. Accordingly, effective February 1, 2011, the Fund will pay the Adviser at an annual rate of .75% of the first $2.5 billion, .65% of the excess over $2.5 billion up to $5 billion and .60% of the excess over $5 billion as a percentage of the Fund’s average daily net assets. The fee will be accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended January 31, 2011, such fee amounted to $41,608.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $194,174 for the six months ended January 31, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,360 from the sale of Class A shares and received $2,537, $3,035 and $432 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2011.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	21

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended January 31, 2011 is as follows:

Market Value July 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2011 (000)	Dividend Income (000)
$ 5,584	$74,653	$68,411	$11,826	$6

Brokerage commissions paid on investment transactions for the six months ended January 31, 2011 amounted to $445,135, of which $2,362 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Directors currently limit payments under the Class A plan to .27% of the Fund’s average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $20,399,798, $2,364,059, $115,591, and $42,862 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

22	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$203,789,390		$194,713,271
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$143,628,609
Gross unrealized depreciation	(4,451,511)

Net unrealized appreciation	$139,177,098

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The Fund did not engage in derivative transactions for the six months ended January 31, 2011.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	23

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended January 31, 2011 (unaudited)	Year Ended July 31, 2010	Six Months Ended January 31, 2011 (unaudited)	Year Ended July 31, 2010

Class A
Shares sold	547,176	765,330	$16,741,953	$19,057,019

Shares converted from Class B	42,682	123,259	1,268,454	2,960,966

Shares redeemed	(743,255)	(1,786,961)	(21,559,424)	(43,672,887)

Net decrease	(153,397)	(898,372)	$(3,549,017)	$(21,654,902)

Class B
Shares sold	19,900	39,434	$494,101	$775,470

Shares converted to Class A	(53,002)	(152,071)	(1,268,454)	(2,960,966)

Shares redeemed	(38,259)	(146,824)	(890,055)	(2,865,942)

Net decrease	(71,361)	(259,461)	$(1,664,408)	$(5,051,438)

Class C
Shares sold	56,248	66,886	$1,465,950	$1,329,365

Shares redeemed	(71,037)	(170,681)	(1,684,478)	(3,384,227)

Net decrease	(14,789)	(103,795)	$(218,528)	$(2,054,862)

Advisor Class
Shares sold	232,733	308,952	$7,533,989	$7,561,152

Shares redeemed	(92,574)	(467,233)	(2,985,415)	(11,952,772)

Net increase (decrease)	140,159	(158,281)	$4,548,574	$(4,391,620)

Class R
Shares sold	95,539	192,913	$3,002,108	$4,562,473

Shares redeemed	(97,589)	(62,911)	(3,082,897)	(1,506,608)

Net increase (decrease)	(2,050)	130,002	$(80,789)	$3,055,865

Class K
Shares sold	43,423	79,658	$1,355,142	$1,952,709

Shares redeemed	(47,511)	(62,572)	(1,316,186)	(1,501,686)

Net increase (decrease)	(4,088)	17,086	$38,956	$451,023

Class I
Shares sold	1,445,770	2,275,840	$45,045,497	$57,124,179

Shares redeemed	(1,037,928)	(2,466,675)	(31,396,579)	(61,581,341)

Net increase (decrease)	407,842	(190,835)	$13,648,918	$(4,457,162)

24	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

For the six months ended January 31, 2011 and the year ended July 31, 2010, the Fund received $1,803 and $1,393,656, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. These amounts are presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	25

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2011.

NOTE H

Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending July 31, 2011 will be determined at the end of the current fiscal year. As of July 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(166,101,995	)(a)
Unrealized appreciation/(depreciation)	60,252,439	(b)

Total accumulated earnings/(deficit)	$(105,849,556)

(a)

On July 31, 2010, the Fund had a net capital loss carryforward for federal income tax purposes of $166,101,995 of which $146,459,699 expires in the year 2011 and $19,642,296 expires in 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. The Fund also had $4,828,054 of capital loss carryforward for income tax purposes expire during the year. During the fiscal year ended July 31, 2010, the Fund utilized $5,157,205 of its capital loss carryforwards to offset current year net realized capital gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

26	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended January 31, 2011 (unaudited)	Year Ended July 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 25.36	$ 21.08	$ 26.69	$ 29.55	$ 24.06	$ 23.85

Income From Investment Operations
Net investment loss(a)	(.20)	(.31)	(.24)	(.31)	(.32)	(.34)
Net realized and unrealized gain (loss) on investment transactions	8.42	4.59	(5.37)	(2.55)	5.81	.55
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	8.22	4.28	(5.61)	(2.86)	5.49	.21

Net asset value, end of period	$ 33.58	$ 25.36	$ 21.08	$ 26.69	$ 29.55	$ 24.06

Total Return
Total investment return based on net asset value(c)	32.41	%*	20.30	%*	(21.02	)%*	(9.68	)%*	22.82%	.88%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$197,375	$152,958	$146,038	$205,802	$241,424	$217,106
Ratio to average net assets of:
Expenses	1.72	%(d)(e)	1.60	%(e)	1.62%	1.58	%(f)	1.56	%(f)	1.68	%(e)(f)
Net investment loss	(1.34	)%(d)(e)	(1.30	)%(e)	(1.28)%	(1.07)%	(1.17)%	(1.35	)%(e)
Portfolio turnover rate	43%	93%	108%	100%	72%	79%

See footnote summary on page 34.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	27

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended January 31, 2011 (unaudited)	Year Ended July 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 20.47	$ 17.16	$ 21.92	$ 24.48	$ 20.10	$ 20.08

Income From Investment Operations
Net investment loss(a)	(.26)	(.42)	(.34)	(.44)	(.45)	(.46)
Net realized and unrealized gain (loss) on investment transactions	6.79	3.73	(4.42)	(2.12)	4.83	.48
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	6.53	3.31	(4.76)	(2.56)	4.38	.02

Net asset value, end of period	$ 27.00	$ 20.47	$ 17.16	$ 21.92	$ 24.48	$ 20.10

Total Return
Total investment return based on net asset value(c)	31.90	%*	19.29	%*	(21.72	)%*	(10.46	)%*	21.79%	.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,689	$9,568	$12,471	$23,869	$41,240	$68,340
Ratio to average net assets of:
Expenses	2.56	%(d)(e)	2.45	%(e)	2.51%	2.40	%(f)	2.39	%(f)	2.50	%(e)(f)
Net investment loss	(2.19	)%(d)(e)	(2.16	)%(e)	(2.16)%	(1.87)%	(2.01)%	(2.17	)%(e)
Portfolio turnover rate	43%	93%	108%	100%	72%	79%

See footnote summary on page 34.

28	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended January 31, 2011 (unaudited)	Year Ended July 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 20.60	$ 17.25	$ 22.02	$ 24.56	$ 20.16	$ 20.13

Income From Investment Operations
Net investment loss(a)	(.25)	(.41)	(.33)	(.43)	(.44)	(.45)
Net realized and unrealized gain (loss) on investment transactions	6.82	3.76	(4.44)	(2.11)	4.84	.48
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	6.57	3.35	(4.77)	(2.54)	4.40	.03

Net asset value, end of period	$ 27.17	$ 20.60	$ 17.25	$ 22.02	$ 24.56	$ 20.16

Total Return
Total investment return based on net asset value(c)	31.89	%*	19.42	%*	(21.66	)%*	(10.34	)%*	21.83%	.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,638	$13,677	$13,246	$19,840	$26,790	$30,008
Ratio to average net assets of:
Expenses	2.49	%(d)(e)	2.37	%(e)	2.41%	2.34	%(f)	2.32	%(f)	2.43	%(e)(f)
Net investment loss	(2.11	)%(d)(e)	(2.08	)%(e)	(2.07)%	(1.83)%	(1.94)%	(2.11	)%(e)
Portfolio turnover rate	43%	93%	108%	100%	72%	79%

See footnote summary on page 34.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended January 31, 2011 (unaudited)	Year Ended July 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 26.43	$ 21.90	$ 27.65	$ 30.52	$ 24.79	$ 24.51

Income From Investment Operations
Net investment loss(a)	(.16)	(.26)	(.20)	(.24)	(.26)	(.28)
Net realized and unrealized gain (loss) on investment transactions	8.77	4.79	(5.55)	(2.63)	5.99	.56
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	8.61	4.53	(5.75)	(2.87)	5.73	.28

Net asset value, end of period	$ 35.04	$ 26.43	$ 21.90	$ 27.65	$ 30.52	$ 24.79

Total Return
Total investment return based on net asset value(c)	32.58	%*	20.68	%*	(20.80	)%*	(9.40	)%*	23.12%	1.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,865	$18,067	$18,439	$26,423	$26,387	$22,396
Ratio to average net assets of:
Expenses	1.45	%(d)(e)	1.33	%(e)	1.35%	1.31	%(f)	1.29	%(f)	1.39	%(e)(f)
Net investment loss	(1.06	)%(d)(e)	(1.03	)%(e)	(1.00)%	(.81)%	(.90)%	(1.07	)%(e)
Portfolio turnover rate	43%	93%	108%	100%	72%	79%

See footnote summary on page 34.

30	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended January 31, 2011 (unaudited)	Year Ended July 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 25.30	$ 21.04	$ 26.66	$ 29.52	$ 24.06	$ 23.86

Income From Investment Operations
Net investment loss(a)	(.20)	(.34)	(.25)	(.33)	(.35)	(.16)
Net realized and unrealized gain (loss) on investment transactions	8.40	4.60	(5.37)	(2.53)	5.81	.36
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	8.20	4.26	(5.62)	(2.86)	5.46	.20

Net asset value, end of period	$ 33.50	$ 25.30	$ 21.04	$ 26.66	$ 29.52	$ 24.06

Total Return
Total investment return based on net asset value(c)	32.41	%*	20.25	%*	(21.08	)%*	(9.69	)%*	22.69%	.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,994	$6,845	$2,957	$2,197	$1,085	$428
Ratio to average net assets of:
Expenses	1.73	%(d)(e)	1.69	%(e)	1.70%	1.64%	1.64	%(f)	1.80	%(e)(f)
Net investment loss	(1.35	)%(d)(e)	(1.39	)%(e)	(1.35)%	(1.19)%	(1.24)%	(1.28	)%(e)
Portfolio turnover rate	43%	93%	108%	100%	72%	79%

See footnote summary on page 34.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended January 31, 2011 (unaudited)	Year Ended July 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 25.66	$ 21.27	$ 26.88	$ 29.70	$ 24.15	$ 23.89

Income From Investment Operations
Net investment loss(a)	(.16)	(.26)	(.21)	(.26)	(.23)	(.24)
Net realized and unrealized gain (loss) on investment transactions	8.53	4.65	(5.40)	(2.56)	5.78	.50
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	8.37	4.39	(5.61)	(2.82)	5.55	.26

Net asset value, end of period	$ 34.03	$ 25.66	$ 21.27	$ 26.88	$ 29.70	$ 24.15

Total Return
Total investment return based on net asset value(c)	32.62	%*	20.64	%*	(20.87	)%*	(9.50	)%*	22.98%	1.09%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,955	$6,858	$5,323	$3,199	$1,365	$479
Ratio to average net assets of:
Expenses	1.43	%(d)(e)	1.37	%(e)	1.44%	1.40%	1.31	%(f)	1.39	%(e)(f)
Net investment loss	(1.04	)%(d)(e)	(1.07	)%(e)	(1.10)%	(.93)%	(.88)%	(.97	)%(e)
Portfolio turnover rate	43%	93%	108%	100%	72%	79%

See footnote summary on page 34.

32	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended January 31, 2011 (unaudited)	Year Ended July 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 26.18	$ 21.63	$ 27.24	$ 29.98	$ 24.28	$ 23.91

Income From Investment Operations
Net investment loss(a)	(.11)	(.18)	(.15)	(.15)	(.15)	(.18)
Net realized and unrealized gain (loss) on investment transactions	8.70	4.73	(5.46)	(2.59)	5.85	.55
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	8.59	4.55	(5.61)	(2.74)	5.70	.37

Net asset value, end of period	$ 34.77	$ 26.18	$ 21.63	$ 27.24	$ 29.98	$ 24.28

Total Return
Total investment return based on net asset value(c)	32.81	%*	21.04	%*	(20.59	)%*	(9.14	)%*	23.48%	1.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$263,718	$187,866	$159,368	$79,587	$42,441	$24,644
Ratio to average net assets of:
Expenses	1.09	%(d)(e)	1.04	%(e)	1.12%	1.01%	.95	%(f)	1.03	%(e)(f)
Net investment loss	(.71	)%(d)(e)	(.74	)%(e)	(.78)%	(.50)%	(.56)%	(.71	)%(e)
Portfolio turnover rate	43%	93%	108%	100%	72%	79%

See footnote summary on page 34.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	33

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

	Year Ended July 31,
	2008	2007	2006
Class A	1.57%	1.53%	1.66%
Class B	2.39%	2.36%	2.49%
Class C	2.33%	2.29%	2.42%
Advisor Class	1.30%	1.26%	1.38%
Class R	—	1.60%	1.78%
Class K	—	1.28%	1.38%
Class I	—	.92%	1.02%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended January 31, 2011 and years ended July 31, 2010, July 31, 2009 and July 31, 2008 by 0.02%, 0.12%, 0.13% and 0.04%, respectively.

See notes to financial statements.

34	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

RESULTS OF SHAREHOLDERS MEETING

(unaudited)

The Annual Meeting of Shareholders of the AllianceBernstein Cap Fund, Inc. (the “Fund”) was held on November 5, 2010 and adjourned until December 16, 2010. At the December 16, 2010 Meeting, with respect to the first item of business, the election of Directors for the Fund, with respect to the second item of business, to amend the Investment Advisory Agreement to conform fee measurement periods, with respect to the fourth item of business, to amend and restate the charter of the Fund, and with respect to the fifth item of business, changes to the fundamental policy regarding commodities, the required number of outstanding shares were voted in favor of each proposal, and each proposal was approved. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

	Voted For	Withheld Authority
1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

John H. Dobkin	11,065,877	278,963
Michael J. Downey	11,069,147	275,693
William H. Foulk, Jr.	11,062,752	282,088
D. James Guzy	11,063,313	281,527
Nancy P. Jacklin	11,073,882	270,958
Robert M. Keith	11,075,408	269,431
Garry L. Moody	11,073,515	271,325
Marshall C. Turner	11,067,356	277,484
Earl D. Weiner	11,061,423	283,416

	Voted For	Voted Against	Abstained	Broker Non-Votes
2. Approve amendment to the Portfolio’s Investment Advisory Agreement to conform fee measurement periods.	8,311,953	172,601	378,609	2,123,452

4. Approve the amendment and restatement of the Fund’s Charter, which would repeal in its entirety all currently existing charter provisions and substitute in lieu thereof the new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Proxy Statement as Appendix C.	8,804,827	152,851	208,673	2,178,488

5. Approve the Amendment of the Portfolio’s fundamental policy regarding commodities.	8,278,667	196,506	189,991	2,123,451

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	35

Results of Shareholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Bruce K. Aronow(2), Senior Vice President

N. Kumar Kirpalani(2) , Vice President

Samantha S. Lau(2) , Vice President

Wen-Tse Tseng(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent	Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng, members of the Adviser’s Small Cap Growth Investment Team, are primarily responsible for the day-to-day management of the Fund’s Portfolio.

36	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	37

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee[4]	Net Assets 03/31/10 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$443.3	Small Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,181 (0.03% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios as of the Portfolio’s most recent semi-annual period:5

Portfolio	Total Expense Ratio[6] (as of 01/31/10)			Fiscal Year End
Small Cap Growth Portfolio	Advisor Class A Class B Class C Class R Class K Class I	1.36 1.63 2.48 2.41 1.62 1.31 0.99	% % % % % % %	July 31

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting,

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.
4	The advisory fee of the Portfolio is based on the percentage of the Portfolio’s net assets at quarter end and is paid on a quarterly basis.
5	Semi-annual total expense ratios are unaudited.
6	Annualized.

38	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule

7	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	39

been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2010 net assets:8

Portfolio	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	$443.3	Small Cap Growth 100 bp on 1st $50 million 85 bp on next $50 million 75 bp on the balance Minimum Account Size: $25m	0.789%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio.9 Also shown is what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio:

Portfolio	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio[10]	Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Funds had the fee schedules of

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

10	The advisory fee of AVPS Small Cap Growth Portfolio is paid on a monthly basis and is based on the AVPS Portfolio’s average daily net assets, in contrast to the Portfolio, whose fee is based on the Portfolio’s net assets at the end of each quarter end and is paid to the Adviser quarterly. The breakpoints in the fee schedules are the same for the AVPS portfolio and the Portfolio.

40	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

the sub-advisory relationships been applicable to those Funds based on March 31, 2010 net assets and the Funds’ advisory fees:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	Client #1[11]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600%	0.750%

	Client #2	0.65% on 1st $25 million 0.60% on next $75 million 0.55% on the balance	0.564%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the Portfolio’s ranking with respect to the proposed

11	This is the fee schedule of a fund managed by an affiliate of the Adviser. Assets of this client account are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.

12	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	41

management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)13 at the approximate current asset level of the subject Portfolio.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[15]	Lipper Exp. Group Median (%)	Rank
Small Cap Growth Portfolio	0.750	0.825	3/16

Lipper also compared the Portfolio’s total expense ratios in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU16 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends.

This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through

13	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

15	The contractual management fee rate does not reflect any expense reimbursement payments made by a Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

42	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.17

Portfolio	Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small Cap Growth Portfolio	1.616	1.465	12/16	1.498	51/74

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and

17	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

18	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	43

services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments). During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $2,610, $668,526 and $16,637 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $531,730 in fees from the Portfolio.19

The Portfolio effected brokerage transactions during the most recently completed fiscal year through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

19	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Portfolio’s account. During the Portfolio’s most recently completed fiscal year, the fees paid by the Portfolio to ABIS were reduced by $1,910 under the offset agreement between the Portfolio and ABIS.

44	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,20 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli21 study on advisory fees and various fund characteristics.22 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

20	Fees structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

21	The Deli study was originally published in 2002 based on 1997 data.

22	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	45

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio 24 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)25 for the periods ended January 31, 2010.26

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	40.91	38.95	38.09	6/16	37/90
3 year	-6.10	-6.04	-6.33	9/16	41/84
5 year	0.20	0.46	0.37	9/14	39/68
10 year	-0.50	0.79	-0.24	9/11	24/43

24	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns shown were provided by the Adviser. Lipper maintains its own database for the performance of the Portfolio. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

25	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

26	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of a fund even if a fund had a different investment classification/objective at a different point in time.

46	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)27 versus its benchmark.28 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	40.91	-6.10	0.20	-0.50	8.95	24.48	-0.01	10
Russell 2000 Growth Index	39.03	-6.03	0.88	-1.73	N/A	25.41	-0.05	10
Inception Date: February 12, 1969

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

27	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

28	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2010.

29	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	47

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Unconstrained Bond Fund*

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund

Alternatives

Real-Asset Strategy*

Market Neutral Strategy-Global

Market Neutral Strategy-U.S

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

48	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SCG-0152-0111

SEMI-ANNUAL REPORT

AllianceBernstein Market Neutral Strategies

Market Neutral Strategy—U.S.

Market Neutral Strategy—

Global

January 31, 2011

Semi-Annual Report

March 29, 2011

Semi-Annual Report

A discussion of the Strategies’ investment performance is not included in this Semi-Annual Report since the Strategies’ only recently commenced operations on August 2, 2010. A discussion of the Strategies’ investment performance will be included in the Strategies’ upcoming Annual Report to Shareholders. AllianceBernstein L.P. would like to thank you for your interest and investment in the Strategies.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 2, 2010+	Ending Account Value January 31, 2011	Expenses Paid During Period*
AllianceBernstein Market Neutral Strategy – U.S.
Class A
Actual	$1,000	$963.00	$14.31
Hypothetical (5% return before expenses)	$1,000	$1,010.38	$14.90
Class C
Actual	$1,000	$959.00	$18.02
Hypothetical (5% return before expenses)	$1,000	$1,006.50	$18.76
Advisor Class
Actual	$1,000	$964.00	$12.95
Hypothetical (5% return before expenses)	$1,000	$1,011.80	$13.49
Class R
Actual	$1,000	$961.00	$15.41
Hypothetical (5% return before expenses)	$1,000	$1,009.23	$16.05
Class K
Actual	$1,000	$963.00	$14.16
Hypothetical (5% return before expenses)	$1,000	$1,010.54	$14.75
Class I
Actual	$1,000	$964.00	$12.95
Hypothetical (5% return before expenses)	$1,000	$1,011.80	$13.49

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	1

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value August 2, 2010+	Ending Account Value January 31, 2011	Expenses Paid During Period*
AllianceBernstein Market Neutral Strategy – Global
Class A
Actual	$1,000	$1,015.00	$20.78
Hypothetical (5% return before expenses)	$1,000	$1,004.23	$21.02
Class C
Actual	$1,000	$1,011.00	$27.22
Hypothetical (5% return before expenses)	$1,000	$997.68	$27.49
Advisor Class
Actual	$1,000	$1,016.00	$18.84
Hypothetical (5% return before expenses)	$1,000	$1,006.20	$19.06
Class R
Actual	$1,000	$1,014.00	$21.72
Hypothetical (5% return before expenses)	$1,000	$1,003.28	$21.96
Class K
Actual	$1,000	$1,015.00	$20.48
Hypothetical (5% return before expenses)	$1,000	$1,004.54	$20.72
Class I
Actual	$1,000	$1,016.00	$19.24
Hypothetical (5% return before expenses)	$1,000	$1,005.80	$19.46
+	Commencement of operations.

*	The “Actual” and “Hypothetical” expenses paid are based on the period from August 2, 2010 (commencement of operations) to January 31, 2011. Actual and Hypothetical expenses are equal to the classes’ annualized expense ratios, shown on the table below, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the since inception period) and multiplied by 184/365 (to reflect the one-half year period), respectively.

	Annualized Expense Ratio
	Market Neutral Strategy – U.S.	Market Neutral Strategy – Global
Class A	2.94%	4.16%
Class C	3.71%	5.46%
Advisor Class	2.66%	3.77%
Class R	3.17%	4.35%
Class K	2.91%	4.10%
Class I	2.66%	3.85%

2	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Fund Expenses

MARKET NEUTRAL STRATEGY – U.S.

PORTFOLIO SUMMARY

January 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2.0

SECTOR BREAKDOWN*
	Long	Short

Consumer Discretionary	15.9%	-12.8%
Consumer Staples	7.9	-6.4
Energy	6.1	-4.1
Financials	15.3	-12.3
Health Care	11.2	-10.3
Industrials	11.8	-10.5
Information Technology	15.3	-13.7
Materials	3.3	-4.5
Telecommunication Services	1.8	-1.6
Utilities	—	-1.2

TEN LARGEST HOLDINGS*
Long		Short

Company		Company

ConocoPhillips	2.2%	Dun & Bradstreet Corp.	-2.2%
SEACOR Holdings, Inc.	2.2	Stanley Black & Decker, Inc.	-1.9
Platinum Underwriters Holdings Ltd.	2.0	Alere, Inc.	-1.8
Hansen Natural Corp.	1.7	Pitney Bowes, Inc.	-1.7
Sunoco, Inc.	1.7	Wal-Mart Stores, Inc.	-1.7
DIRECTV	1.7	Watson Pharmaceuticals, Inc.	-1.7
Express Scripts, Inc.	1.7	Bemis Co., Inc.	-1.7
Accenture PLC	1.6	Manulife Financial Corp.	-1.4
CME Group, Inc.	1.6	Republic Services, Inc.	-1.4
Colgate-Palmolive Co.	1.6	CB Richard Ellis Group, Inc.	-1.4

*	Holdings are expressed as a percentage of total net assets and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	3

Portfolio Summary

MARKET NEUTRAL STRATEGY – GLOBAL

PORTFOLIO SUMMARY

January 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2.1

SECTOR BREAKDOWN*
	Long	Short

Consumer Discretionary	18.0%	-13.7%
Consumer Staples	6.2	-7.8
Energy	10.6	-3.4
Financials	17.4	-7.3
Funds and Investment Trusts	—	-6.8
Health Care	8.2	-6.7
Industrials	17.4	-16.8
Information Technology	7.8	-7.4
Materials	11.0	-6.4
Telecommunication Services	2.5	-0.9
Utilities	1.1	-1.0

NET COUNTRY EXPOSURE (TOP THREE)*
Long		Short

China	7.1%	United Kingdom	-7.3%
Hong Kong	5.8	France	-0.8
Canada	5.5	Austria	-0.6

TOP TEN HOLDINGS*
Long		Short

Company		Company

CME Group, Inc.	1.5%	iShares S&P/TSX 60 Index Fund	-6.8%
Berkeley Group Holdings PLC	1.3	Keikyu Corp.	-1.2
Astellas Pharma, Inc.	1.3	Daikin Industries Ltd.	-1.2
Capital One Financial Corp.	1.1	Hewlett-Packard Co.	-1.1
Total SA	1.1	Kikkoman Corp.	-1.0
Express Scripts, Inc.	1.1	Freenet AG	-0.9
Freeport-McMoRan Copper & Gold, Inc.	1.0	All Nippon Airways Co., Ltd.	-0.9
QUALCOMM, Inc.	1.0	Sapporo Holdings Ltd.	-0.8
Morinaga Milk Industry Co., Ltd.	1.0	Research In Motion Ltd.	-0.8
Computacenter PLC	1.0	Wal-Mart Stores, Inc.	-0.8

*	Holdings are expressed as a percentage of total net assets and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

4	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Portfolio Summary

MARKET NEUTRAL STRATEGY – U.S.

PORTFOLIO OF INVESTMENTS

January 31, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 88.6%
Consumer Discretionary – 15.9%
Auto Components – 0.5%
Dana Holding Corp.(a)	500	$8,960

Diversified Consumer Services – 1.0%
Sotheby’s	500	20,150

Hotels, Restaurants & Leisure – 1.3%
Starbucks Corp.	800	25,224

Household Durables – 1.4%
Garmin Ltd.(b)	500	15,415
Harman International Industries, Inc.(a)(b)	300	12,996

		28,411

Leisure Equipment & Products – 1.2%
Polaris Industries, Inc.	300	23,076

Media – 3.1%
DIRECTV(a)(b)	800	33,912
Liberty Media Corp. – Capital(a)	400	26,264

		60,176

Multiline Retail – 1.6%
Big Lots, Inc.(a)(b)	300	9,537
Dillard’s, Inc.	300	11,916
Target Corp.	200	10,966

		32,419

Specialty Retail – 4.7%
Advance Auto Parts, Inc.(b)	400	25,576
Foot Locker, Inc.	900	16,074
Limited Brands, Inc.	300	8,772
Ross Stores, Inc.(b)	200	13,040
TJX Cos., Inc.(b)	600	28,434

		91,896

Textiles, Apparel & Luxury Goods – 1.1%
Coach, Inc.(b)	400	21,636

		311,948

Financials – 15.3%
Capital Markets – 2.7%
Federated Investors, Inc. – Class B	700	18,956
Goldman Sachs Group, Inc. (The)	100	16,362
Waddell & Reed Financial, Inc. – Class A	500	18,060

		53,378

Commercial Banks – 2.0%
City National Corp.(b)	200	11,558
Fifth Third Bancorp	1,000	14,870

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	5

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

PNC Financial Services Group, Inc.	200	$12,000

		38,428

Consumer Finance – 2.4%
Capital One Financial Corp.(b)	600	28,896
Discover Financial Services(b)	900	18,531

		47,427

Diversified Financial Services – 2.3%
Bank of America Corp.	1,000	13,730
CME Group, Inc. – Class A(b)	100	30,856

		44,586

Insurance – 5.1%
Allied World Assurance Co. Holdings Ltd.	300	18,099
Arch Capital Group Ltd.(a)(b)	300	26,475
CNA Financial Corp.(a)	600	16,122
Platinum Underwriters Holdings Ltd.	900	39,780

		100,476

Real Estate Investment Trusts (REITs) – 0.8%
Weyerhaeuser Co.	700	16,226

		300,521

Information Technology – 15.3%
Communications Equipment – 3.5%
EchoStar Corp.(a)(b)	900	24,525
Loral Space & Communications, Inc.(a)(b)	300	22,341
QUALCOMM, Inc.(b)	400	21,652

		68,518

Computers & Peripherals – 0.7%
Lexmark International, Inc. – Class A(a)(b)	400	13,936

Electronic Equipment, Instruments & Components – 1.4%
Tech Data Corp.(a)	600	28,146

Internet Software & Services – 0.5%
WebMD Health Corp. – Class A(a)	200	10,456

IT Services – 3.9%
Accenture PLC(b)	600	30,882
DST Systems, Inc.(b)	500	23,780
Visa, Inc. – Class A	300	20,955

		75,617

Semiconductors & Semiconductor Equipment –2.4%
Applied Materials, Inc.	700	10,983
Broadcom Corp. – Class A	200	9,018
Marvell Technology Group Ltd.(a)	600	11,406
Micron Technology, Inc.(a)	1,500	15,810

		47,217

6	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 2.9%
Activision Blizzard, Inc.	900	$10,161
Cadence Design Systems, Inc.(a)	1,600	13,888
Citrix Systems, Inc.(a)(b)	200	12,636
Microsoft Corp.	400	11,090
Red Hat, Inc.(a)	200	8,264

		56,039

		299,929

Industrials – 11.8%
Air Freight & Logistics – 1.4%
FedEx Corp.	300	27,096

Airlines – 1.2%
Alaska Air Group, Inc.(a)	200	11,848
JetBlue Airways Corp.(a)	2,000	12,000

		23,848

Building Products – 0.8%
Armstrong World Industries, Inc.(b)	400	16,244

Commercial Services & Supplies – 0.6%
Covanta Holding Corp.	700	11,844

Construction & Engineering – 0.7%
KBR, Inc.	400	12,840

Machinery – 5.3%
Joy Global, Inc.	300	26,154
PACCAR, Inc.	200	11,298
Pall Corp.(b)	400	22,164
Timken Co.(b)	400	18,808
Toro Co. (The)	400	24,328

		102,752

Road & Rail – 1.8%
CSX Corp.(b)	200	14,120
Norfolk Southern Corp.(b)	200	12,238
Ryder System, Inc.(b)	200	9,616

		35,974

		230,598

Health Care – 11.2%
Biotechnology – 1.6%
Amgen, Inc.(a)	300	16,524
Incyte Corp. Ltd.(a)	1,000	14,740

		31,264

Health Care Providers & Services – 6.7%
Cardinal Health, Inc.(b)	700	29,057
Express Scripts, Inc. – Class A(a)	600	33,798
Health Net, Inc.(a)	900	25,677

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	7

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Humana, Inc.(a)(b)	400	$23,188
WellPoint, Inc.(a)	300	18,636

		130,356

Life Sciences Tools & Services – 1.2%
Bruker Corp.(a)(b)	1,300	22,750

Pharmaceuticals – 1.7%
Bristol-Myers Squibb Co.(b)	700	17,626
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	300	16,395

		34,021

		218,391

Consumer Staples – 7.9%
Beverages – 1.7%
Hansen Natural Corp.(a)	600	33,984

Food Products – 3.1%
Bunge Ltd.	400	27,228
Corn Products International, Inc.	200	9,226
Sara Lee Corp.	700	11,879
Tyson Foods, Inc. – Class A	800	13,160

		61,493

Household Products – 1.6%
Colgate-Palmolive Co.(b)	400	30,708

Tobacco – 1.5%
Philip Morris International, Inc.	500	28,620

		154,805

Energy – 6.1%
Energy Equipment & Services – 2.2%
SEACOR Holdings, Inc.	400	42,276

Oil, Gas & Consumable Fuels – 3.9%
ConocoPhillips(b)	600	42,876
Sunoco, Inc.(b)	800	33,960

		76,836

		119,112

Materials – 3.3%
Chemicals – 0.8%
Praxair, Inc.	100	9,304
Sigma-Aldrich Corp.	100	6,365

		15,669

Metals & Mining – 1.1%
Freeport-McMoRan Copper & Gold, Inc.(b)	200	21,750

8	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Paper & Forest Products – 1.4%
Domtar Corp.(b)	300	$26,379

		63,798

Telecommunication Services – 1.8%
Wireless Telecommunication Services – 1.8%
Cellcom Israel Ltd.	600	18,324
Rogers Communications, Inc.	500	17,460

		35,784

Total Common Stocks (cost $1,548,570)		1,734,886

SHORT-TERM INVESTMENTS – 9.9%
Investment Companies – 9.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.16%(c) (cost $193,600)	193,600	193,600

Total Investments – 98.5% (cost $1,742,170)		1,928,486

SECURITIES SOLD SHORT – (77.3)%
Information Technology – (13.7)%
Communications Equipment – (1.5)%
Juniper Networks, Inc.(a)	(300)	(11,136)
Research In Motion Ltd.(a)	(300)	(17,733)

		(28,869)

Computers & Peripherals – (1.3)%
EMC Corp.(a)	(500)	(12,445)
Hewlett-Packard Co.	(300)	(13,707)

		(26,152)

Electronic Equipment, Instruments & Components – (3.6)%
Amphenol Corp. – Class A	(200)	(11,068)
FLIR Systems, Inc.(a)	(600)	(18,624)
Molex, Inc.	(700)	(18,305)
Trimble Navigation Ltd.(a)	(500)	(23,040)

		(71,037)

IT Services – (4.3)%
Alliance Data Systems Corp.(a)	(200)	(14,148)
Cognizant Technology Solutions Corp. – Class A(a)	(200)	(14,590)
CoreLogic, Inc.	(800)	(16,040)
Fidelity National Information Services, Inc.	(400)	(12,172)
Global Payments, Inc.	(300)	(14,172)
Paychex, Inc.	(400)	(12,800)

		(83,922)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	9

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – (1.7)%
MEMC Electronic Materials, Inc.(a)	(1,000)	$(11,090)
Varian Semiconductor Equipment Associates, Inc.(a)	(300)	(13,335)
Xilinx, Inc.	(300)	(9,660)

		(34,085)

Software – (1.3)%
Adobe Systems, Inc.(a)	(400)	(13,220)
Parametric Technology Corp.(a)	(500)	(11,115)

		(24,335)

		(268,400)

Consumer Discretionary – (12.8)%
Distributors – (1.1)%
LKQ Corp.(a)	(900)	(21,744)

Hotels, Restaurants & Leisure – (0.6)%
WMS Industries, Inc.(a)	(300)	(12,585)

Household Durables – (3.5)%
Fortune Brands, Inc.	(200)	(12,336)
Pulte Group, Inc.(a)	(2,500)	(19,725)
Stanley Black & Decker, Inc.	(500)	(36,340)

		(68,401)

Media – (2.2)%
Cablevision Systems Corp.	(500)	(16,925)
DreamWorks Animation SKG, Inc.(a)	(500)	(14,035)
Thomson Reuters Corp.	(300)	(12,003)

		(42,963)

Multiline Retail – (2.1)%
Dollar General Corp.(a)	(900)	(25,029)
JC Penney Co., Inc.	(500)	(16,035)

		(41,064)

Specialty Retail – (1.6)%
Abercrombie & Fitch Co. – Class A	(400)	(20,164)
Sally Beauty Holdings, Inc.(a)	(900)	(11,844)

		(32,008)

Textiles, Apparel & Luxury Goods – (1.7)%
Hanesbrands, Inc.(a)	(400)	(9,208)
Phillips-Van Heusen Corp.	(400)	(23,348)

		(32,556)

		(251,321)

Financials – (12.2)%
Capital Markets – (0.6)%
Lazard Ltd. – Class A	(300)	(12,516)

10	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Banks – (2.6)%
Associated Banc-Corp	(1,200)	$(16,776)
Huntington Bancshares, Inc.	(1,700)	(12,308)
US Bancorp	(400)	(10,800)
Zions BanCorp.	(500)	(11,790)

		(51,674)

Consumer Finance – (0.9)%
American Express Co.	(400)	(17,352)

Insurance – (6.0)%
AON Corp.	(500)	(22,870)
Berkshire Hathaway, Inc.(a)	(300)	(24,525)
Manulife Financial Corp.	(1,600)	(27,904)
Principal Financial Group, Inc.	(400)	(13,108)
Progressive Corp. (The)	(500)	(9,905)
Willis Group Holdings PLC	(500)	(18,790)

		(117,102)

Real Estate Management & Development – (1.4)%
CB Richard Ellis Group, Inc. – Class A(a)	(1,200)	(26,628)

Thrifts & Mortgage Finance – (0.7)%
New York Community Bancorp, Inc.	(800)	(14,656)

		(239,928)

Industrials – (10.5)%
Building Products – (0.8)%
Lennox International, Inc.	(300)	(14,742)

Commercial Services & Supplies – (3.6)%
Iron Mountain, Inc.	(400)	(9,756)
Pitney Bowes, Inc.	(1,400)	(33,992)
Republic Services, Inc. – Class A	(900)	(27,756)

		(71,504)

Construction & Engineering – (0.6)%
Quanta Services, Inc.(a)	(500)	(11,865)

Machinery – (2.6)%
CNH Global NV(a)	(200)	(9,686)
Ingersoll-Rand PLC	(300)	(14,160)
Navistar International Corp.(a)	(200)	(12,970)
Pentair, Inc.	(400)	(14,468)

		(51,284)

Marine – (0.7)%
Kirby Corp.(a)	(300)	(14,022)

Professional Services – (2.2)%
Dun & Bradstreet Corp.	(500)	(42,475)

		(205,892)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	11

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – (10.3)%
Health Care Equipment & Supplies – (3.5)%
Alere, Inc.(a)	(900)	$(35,253)
Medtronic, Inc.	(400)	(15,328)
Stryker Corp.	(300)	(17,268)

		(67,849)

Health Care Providers & Services – (2.3)%
DaVita, Inc.(a)	(200)	(14,770)
Henry Schein, Inc.(a)	(300)	(19,698)
Lincare Holdings, Inc.	(400)	(10,820)

		(45,288)

Life Sciences Tools & Services – (1.9)%
Covance, Inc.(a)	(200)	(11,276)
PerkinElmer, Inc.	(500)	(12,790)
QIAGEN NV(a)	(700)	(12,915)

		(36,981)

Pharmaceuticals – (2.6)%
Valeant Pharmaceuticals International, Inc.	(500)	(18,265)
Watson Pharmaceuticals, Inc.(a)	(600)	(32,712)

		(50,977)

		(201,095)

Consumer Staples – (6.4)%
Beverages – (0.5)%
Dr Pepper Snapple Group, Inc.	(300)	(10,629)

Food & Staples Retailing – (2.4)%
SUPERVALU, Inc.	(1,700)	(12,393)
Wal-Mart Stores, Inc.	(600)	(33,642)

		(46,035)

Food Products – (2.8)%
Cosan Ltd.	(800)	(10,384)
Green Mountain Coffee Roasters, Inc.(a)	(500)	(16,790)
Kraft Foods, Inc. – Class A	(500)	(15,285)
Mead Johnson Nutrition Co. – Class A	(200)	(11,594)

		(54,053)

Household Products – (0.7)%
Energizer Holdings, Inc.(a)	(200)	(14,548)

		(125,265)

Materials – (4.5)%
Chemicals – (0.9)%
Potash Corp. of Saskatchewan, Inc.	(100)	(17,778)

Construction Materials – (0.6)%
Vulcan Materials Co.	(300)	(12,768)

Containers & Packaging – (1.7)%
Bemis Co., Inc.	(1,000)	(32,550)

12	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – (1.3)%
Allegheny Technologies, Inc.	(200)	$(13,038)
United States Steel Corp.	(200)	(11,534)

		(24,572)

		(87,668)

Energy – (4.1)%
Energy Equipment & Services – (2.2)%
FMC Technologies, Inc.(a)	(200)	(18,800)
Pride International, Inc.(a)	(300)	(9,750)
Weatherford International Ltd.(a)	(600)	(14,232)

		(42,782)

Oil, Gas & Consumable Fuels – (1.9)%
EQT Corp.	(300)	(14,457)
Petrohawk Energy Corp.(a)	(700)	(14,035)
Suncor Energy, Inc.	(200)	(8,302)

		(36,794)

		(79,576)

Telecommunication Services – (1.6)%
Diversified Telecommunication Services – (0.4)%
AT&T, Inc.	(300)	(8,256)

Wireless Telecommunication Services – (1.2)%
Sprint Nextel Corp.(a)	(5,000)	(22,600)

		(30,856)

Utilities – (1.2)%
Electric Utilities – (0.5)%
PPL Corp.	(400)	(10,316)

Independent Power Producers & Energy Traders – (0.7)%
AES Corp. (The)(a)	(1,000)	(12,400)

		(22,716)

Total Securities Sold Short (proceeds $1,327,414)		(1,512,717)

Total Investments, Net of Securities Sold Short – 21.2% (cost $414,756)		415,769
Other assets less liabilities – 78.8%		1,542,857

Net Assets – 100.0%		$1,958,626

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	13

Market Neutral Strategy – U.S.—Portfolio of Investments

(a)	Non-income producing security.

(b)	Securities, or a portion thereof, with an aggregate market value of $752,074 have been segregated to collateralize short sales.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

14	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

MARKET NEUTRAL STRATEGY – GLOBAL

PORTFOLIO OF INVESTMENTS

January 31, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 100.0%
Consumer Discretionary – 18.0%
Auto Components – 0.3%
Cie Generale des Etablissements Michelin – Class B(a)	100	$7,278

Automobiles – 1.7%
Fleetwood Corp. Ltd.	800	11,116
Honda Motor Co., Ltd.	200	8,620
Volkswagen AG(a)	100	15,213

		34,949

Diversified Consumer Services – 0.7%
Invocare Ltd.	900	6,442
Sotheby’s(a)	200	8,060

		14,502

Hotels, Restaurants & Leisure – 4.1%
Ajisen China Holdings Ltd.	13,000	19,919
Doutor Nichires Holdings Co., Ltd.	700	9,232
Flight Centre Ltd.(a)	100	2,344
McDonald’s Corp.(a)	100	7,367
Millennium & Copthorne Hotels PLC	600	5,566
Starbucks Corp.(a)	200	6,306
TABCORP Holdings Ltd.(a)	1,400	9,726
TUI AG(a)(b)	600	8,280
Whitbread PLC(a)	600	16,661

		85,401

Household Durables – 2.2%
Berkeley Group Holdings PLC(b)	2,000	28,296
Electrolux AB(a)	300	8,549
Haier Electronics Group Co., Ltd.(b)	5,000	5,268
Persimmon PLC	800	5,237

		47,350

Internet & Catalog Retail – 0.6%
Rakuten, Inc.(b)	15	13,189

Leisure Equipment & Products – 0.5%
Sankyo Co., Ltd.(a)	200	11,100

Media – 3.1%
Havas SA	1,900	9,945
Liberty Media Corp. – Capital(a)(b)	200	13,132
ProSiebenSat.1 Media AG (Preference Shares)	300	9,230
Rea Group Ltd.	900	10,702
Rightmove PLC	1,400	18,733
Shaw Communications, Inc.(a)	200	4,222

		65,964

Multiline Retail – 0.3%
Mothercare PLC	700	6,035

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	15

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 3.5%
Advance Auto Parts, Inc.(a)	100	$6,394
Automotive Holdings Group	2,400	6,015
Inditex SA(a)	200	15,123
Nitori Holdings Co., Ltd.(a)	200	16,744
OSIM International Ltd.	8,000	9,746
Praktiker Bau- und Heimwerkermaerkte Holding AG	600	6,140
TJX Cos., Inc.(a)	300	14,217

		74,379

Textiles, Apparel & Luxury Goods – 1.0%
Cie Financiere Richemont SA(a)	200	10,887
Trinity Ltd.	10,000	9,088

		19,975

		380,122

Financials – 17.4%
Capital Markets – 1.9%
Ashmore Group PLC	1,000	5,587
GAM Holding AG(a)(b)	600	10,702
Goldman Sachs Group, Inc. (The)(a)	100	16,362
Hargreaves Lansdown PLC	800	6,858

		39,509

Commercial Banks – 6.7%
Bank of China Ltd.(a)	20,000	10,447
Bank of East Asia Ltd.(a)	1,600	6,985
Bank of Nova Scotia(a)	300	16,915
BOC Hong Kong Holdings Ltd.(a)	3,000	9,700
China Construction Bank Corp. – Class H(a)	15,000	13,276
CIT Group, Inc.(a)(b)	200	9,538
Eighteenth Bank Ltd. (The)	3,000	8,986
Hang Seng Bank Ltd.(a)	900	14,889
Industrial & Commercial Bank of China – Class H(a)	21,000	15,717
Oversea-Chinese Banking Corp. Ltd.(a)	1,000	7,755
Toronto-Dominion Bank (The)(a)	200	14,972
Westpac Banking Corp.(a)	500	11,501

		140,681

Consumer Finance – 1.1%
Capital One Financial Corp.(a)(c)	500	24,080

Diversified Financial Services – 3.5%
Challenger Ltd.(a)	800	3,666
CME Group, Inc. – Class A(c)	100	30,856
Hong Kong Exchanges and Clearing Ltd.(a)	400	9,232
Japan Securities Finance Co., Ltd.	1,600	11,696
ORIX Corp.(a)	200	19,764

		75,214

16	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Insurance – 1.7%
Arch Capital Group Ltd.(b)	100	$8,825
Power Financial Corp.(a)	200	5,950
QBE Insurance Group Ltd.(a)	500	8,743
RenaissanceRe Holdings Ltd.(a)	100	6,562
Travelers Cos., Inc. (The)(a)	100	5,626

		35,706

Real Estate Investment Trusts (REITs) – 1.1%
Link REIT (The)(a)	500	1,573
Vastned Retail NV	100	7,145
Weyerhaeuser Co.(a)	600	13,908

		22,626

Real Estate Management & Development – 1.4%
Hongkong Land Holdings Ltd.(a)	1,000	7,058
Peet Ltd.	2,900	5,577
Sun Hung Kai Properties Ltd.(a)	1,000	16,792

		29,427

		367,243

Industrials – 17.2%
Aerospace & Defense – 0.8%
Meggitt PLC	1,000	5,676
Rolls-Royce Group PLC(a)(b)	1,009	10,310

		15,986

Air Freight & Logistics – 0.9%
FedEx Corp.(a)	200	18,064

Airlines – 0.7%
Air New Zealand Ltd.(a)	8,200	8,875
Cathay Pacific Airways Ltd.(a)	2,000	5,074

		13,949

Building Products – 0.9%
Armstrong World Industries, Inc.(a)	200	8,122
Assa Abloy AB(a)	400	10,884

		19,006

Commercial Services & Supplies – 1.6%
Aggreko PLC(a)	200	4,601
Cabcharge Australia Ltd.	1,300	7,343
Kokuyo Co., Ltd.	800	6,666
Sohgo Security Services Co., Ltd.(a)	700	8,499
Sthree PLC	1,200	7,140

		34,249

Construction & Engineering – 2.9%
China Railway Construction Corp. Ltd. – Class H(a)	5,500	6,801
China Railway Group Ltd.(a)	2,000	1,466
Hochtief Ag-assd(b)	200	18,347
KBR, Inc.(a)	300	9,630
Monadelphous Group Ltd.	400	7,734

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	17

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

NCC AB	400	$9,324
Nippo Corp.	1,000	7,482

		60,784

Electrical Equipment – 0.5%
Mitsubishi Electric Corp.(a)	1,000	11,053

Industrial Conglomerates – 0.5%
Hutchison Whampoa Ltd.(a)	1,000	11,722

Machinery – 3.9%
Danieli & C Officine Meccaniche SpA	800	13,571
Fanuc Corp.(a)	100	15,825
IMI PLC	400	5,576
Joy Global, Inc.(a)	100	8,718
SMC Corp.(a)	100	16,966
Timken Co.(a)	200	9,404
Vossloh AG	100	12,359

		82,419

Marine – 0.6%
Clarkson PLC	700	12,783

Professional Services – 0.8%
Hays PLC(a)	4,100	7,944
SAI Global Ltd.	2,000	9,324

		17,268

Road & Rail – 1.5%
Canadian National Railway Co.(a)	200	13,559
MTR Corp.(a)	1,000	3,686
Seino Holdings Corp.(a)	2,000	13,904

		31,149

Trading Companies & Distributors – 1.1%
ITOCHU Corp.(a)	1,100	11,973
Mitsubishi Corp.(a)	400	11,167

		23,140

Transportation Infrastructure – 0.5%
Australian Infrastructure Fund	3,500	6,637
Zhejiang Expressway Co., Ltd.(a)	4,000	3,730

		10,367

		361,939

Materials – 11.0%
Chemicals – 2.8%
Agrium, Inc. (Toronto)(a)	100	8,835
Linde AG(a)	100	14,580
Nitto Denko Corp.(a)	200	9,986
Praxair, Inc.(a)	100	9,304
Umicore SA(a)	200	10,249
Yara International ASA(a)	100	5,631

		58,585

18	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction Materials – 0.5%
Adelaide Brighton Ltd.(a)	3,000	$10,021

Metals & Mining – 6.2%
Aurubis AG	300	16,911
Compass Minerals International, Inc.(a)	100	9,187
Eldorado Gold Corp.(a)	800	12,855
Ferrexpo PLC	2,300	15,578
Freeport-McMoRan Copper & Gold, Inc.(a)	200	21,750
Fresnillo PLC(a)	300	6,226
Gammon Gold, Inc.(b)	900	6,777
International Ferro Metals(b)	12,600	4,247
Jiangxi Copper Co., Ltd. – Class H(a)	4,000	12,894
Nippon Coke & Engineering Co., Ltd.	5,000	10,460
OZ Minerals Ltd.(a)	4,400	7,191
SEMAFO, Inc.(b)	600	6,112

		130,188

Paper & Forest Products – 1.5%
Domtar Corp.	100	8,793
Mitsubishi Paper Mills Ltd.(b)	12,000	14,801
Norske Skogindustrier ASA(b)	2,500	9,266

		32,860

		231,654

Energy – 10.6%
Energy Equipment & Services – 1.4%
Diamond Offshore Drilling, Inc.(a)	100	7,171
ProSafe SE	800	5,962
Saipem SpA(a)	100	4,996
SEACOR Holdings, Inc.(a)	100	10,569

		28,698

Oil, Gas & Consumable Fuels – 9.2%
AltaGas Ltd.	500	11,235
China Petroleum & Chemical Corp. – Class H(a)	12,000	13,279
CNOOC Ltd.(a)	8,000	17,828
ConocoPhillips(a)	200	14,292
Enbridge, Inc.(a)	300	17,395
Hunting PLC	500	6,240
Origin Energy Ltd.(a)	1,100	18,041
PetroChina Co., Ltd. – Class H(a)	14,000	19,544
Petrominerales Ltd.	300	11,696
Soco International PLC(b)	900	5,232
Sunoco, Inc.(a)	400	16,980
Total SA(a)	400	23,407
TransCanada Corp.(a)	300	10,950
Valero Energy Corp.(a)	300	7,608

		193,727

		222,425

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	19

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 8.2%
Health Care Equipment & Supplies – 0.8%
Draegerwerk AG & Co. KGaA (Preference Shares)	100	$7,879
William Demant Holding AS(a)(b)	100	8,009

		15,888

Health Care Providers & Services – 2.0%
Express Scripts, Inc. – Class A(a)(b)	400	22,532
Health Net, Inc.(a)(b)	300	8,559
Humana, Inc.(a)(b)	200	11,594

		42,685

Pharmaceuticals – 5.4%
Astellas Pharma, Inc.(a)	700	26,742
AstraZeneca PLC(a)	400	19,502
Bristol-Myers Squibb Co.(a)	200	5,036
Forest Laboratories, Inc.(a)(b)	200	6,452
Novo Nordisk A/S – Class B(a)	100	11,259
Orion Oyj	400	9,040
Takeda Pharmaceutical Co., Ltd.(a)	400	19,280
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	300	16,395

		113,706

		172,279

Information Technology – 7.8%
Communications Equipment – 1.2%
QUALCOMM, Inc.(a)	400	21,652
ZTE Corp. – Class H(a)	1,000	3,967

		25,619

Electronic Equipment, Instruments & Components – 1.5%
Hosiden Corp.	1,300	13,640
Hoya Corp.(a)	800	18,873

		32,513

IT Services – 2.4%
Accenture PLC	200	10,294
Computacenter PLC	2,900	20,302
Iress Market Technology Ltd.	700	6,278
Visa, Inc. – Class A(a)	200	13,970

		50,844

Office Electronics – 0.7%
Toshiba TEC Corp.	3,000	14,173

Semiconductors & Semiconductor Equipment – 0.4%
Infineon Technologies AG(a)(b)	700	7,415

Software – 1.6%
Activision Blizzard, Inc.(a)	700	7,903
Aveva Group PLC	200	5,297

20	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Citrix Systems, Inc.(a)(b)	200	$12,636
Red Hat, Inc.(a)(b)	200	8,264

		34,100

		164,664

Consumer Staples – 6.2%
Beverages – 1.5%
Heineken Holding NV(a)	400	17,740
Ito En Ltd.(a)	800	13,804

		31,544

Food & Staples Retailing – 1.0%
Aeon Co., Ltd.(a)	600	7,549
Dairy Farm International Holdings Ltd.	900	8,145
Jeronimo Martins SGPS SA(a)	300	4,524

		20,218

Food Products – 2.4%
China Mengniu Dairy Co., Ltd.(a)	4,000	11,198
Marudai Food Co., Ltd.	2,000	6,555
Morinaga Milk Industry Co., Ltd.	5,000	21,460
Robert Wiseman Dairies PLC	2,100	11,446

		50,659

Personal Products – 0.5%
Kose Corp.(a)	400	10,180

Tobacco – 0.8%
Philip Morris International, Inc.(a)	300	17,172

		129,773

Telecommunication Services – 2.5%
Diversified Telecommunication Services – 0.6%
BCE, Inc.(a)	100	3,632
Telecom Corp. of New Zealand Ltd.(a)	4,600	8,164

		11,796

Wireless Telecommunication Services – 1.9%
Drillisch AG	600	4,909
Millicom International Cellular SA(a)	100	9,325
Mobistar SA(a)	200	12,482
Softbank Corp.(a)	300	10,312
StarHub Ltd.(a)	2,000	4,001

		41,029

		52,825

Utilities – 1.1%
Electric Utilities – 0.8%
CLP Holdings Ltd.(a)	1,500	12,165
Endesa SA(a)	200	5,667

		17,832

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	21

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Independent Power Producers & Energy Traders – 0.3%
International Power PLC(a)	800	$5,408

		23,240

Total Common Stocks (cost $1,892,095)		2,106,164

INVESTMENT COMPANIES – 0.3%
Industrials – 0.3%
Transportation Infrastructure – 0.3%
Qube Logistics (cost $5,337)	4,100	5,338

SHORT-TERM INVESTMENTS – 8.7%
Investment Companies – 8.7%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.16%(d) (cost $183,218)	183,218	183,218

Total Investments – 109.0% (cost $2,080,650)		2,294,720

SECURITIES SOLD SHORT – (78.1)%
COMMON STOCKS – (71.3)%
Industrials – (16.8)%
Aerospace & Defense – (1.2)%
BAE Systems PLC	(900)	(4,930)
Finmeccanica SpA	(400)	(5,404)
QinetiQ Group PLC(b)	(3,000)	(6,358)
Triumph Group, Inc.	(100)	(9,603)

		(26,295)

Air Freight & Logistics – (0.3)%
Toll Holdings Ltd.	(1,000)	(5,872)

Airlines – (1.1)%
All Nippon Airways Co., Ltd.(b)	(5,000)	(18,331)
AMR Corp.(b)	(600)	(4,230)

		(22,561)

Building Products – (1.5)%
Daikin Industries Ltd.	(700)	(24,256)
Wienerberger AG(b)	(400)	(8,270)

		(32,526)

Commercial Services & Supplies – (1.3)%
Rentokil Initial PLC(b)	(7,100)	(11,383)
RPS Group PLC	(1,500)	(5,000)
Spotless Group Ltd.	(3,000)	(6,728)
Transfield Services Ltd.	(1,200)	(3,740)

		(26,851)

22	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction & Engineering – (1.4)%
Carillion PLC	(900)	$(5,536)
Eiffage SA	(100)	(5,139)
Obayashi Corp.	(2,000)	(9,573)
Wavin NV(b)	(600)	(8,332)

		(28,580)

Electrical Equipment – (1.6)%
Mabuchi Motor Co., Ltd.	(300)	(14,786)
Roper Industries, Inc.	(100)	(7,769)
Vestas Wind Systems A/S(b)	(300)	(10,291)

		(32,846)

Industrial Conglomerates – (0.9)%
Cookson Group PLC(b)	(700)	(7,446)
Keihan Electric Railway Co., Ltd.	(3,000)	(12,147)

		(19,593)

Machinery – (2.1)%
Bodycote PLC	(1,300)	(5,963)
Caterpillar, Inc.	(100)	(9,701)
Fenner PLC	(2,200)	(12,122)
Hexagon AB	(300)	(6,445)
Mori Seiki Co., Ltd.	(800)	(9,358)

		(43,589)

Marine – (0.4)%
Kawasaki Kisen Kaisha Ltd.	(2,000)	(8,365)

Professional Services – (0.6)%
Seek Ltd.	(900)	(5,997)
Teleperformance	(200)	(7,198)

		(13,195)

Road & Rail – (2.8)%
Asciano Ltd.(b)	(4,700)	(7,554)
Hertz Global Holdings, Inc.(b)	(700)	(10,297)
Kansas City Southern(b)	(200)	(9,996)
Keikyu Corp.	(3,000)	(25,686)
National Express Group PLC(b)	(1,400)	(5,490)

		(59,023)

Trading Companies & Distributors – (0.3)%
SIG PLC(b)	(2,800)	(6,534)

Transportation Infrastructure – (1.3)%
Forth Ports PLC	(200)	(4,364)
Groupe Eurotunnel SA	(900)	(8,745)
Transurban Group	(2,900)	(15,036)

		(28,145)

		(353,975)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	23

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – (13.7)%
Auto Components – (1.0)%
Continental AG(b)	(100)	$(7,876)
Faurecia(b)	(100)	(3,469)
Toyota Industries Corp.	(300)	(9,532)

		(20,877)

Automobiles – (0.6)%
Mitsubishi Motors Corp.(b)	(5,000)	(6,948)
Piaggio & C SpA	(1,700)	(5,351)

		(12,299)

Distributors – (0.3)%
Pacific Brands Ltd.(b)	(7,200)	(7,466)

Diversified Consumer Services – (0.5)%
Weight Watchers International, Inc.	(300)	(11,640)

Hotels, Restaurants & Leisure – (3.2)%
Accor SA	(100)	(4,569)
bwin Interactive Entertainment AG	(100)	(3,713)
Choice Hotels International, Inc.	(400)	(15,172)
Crown Ltd.	(1,300)	(11,161)
Greene King PLC	(800)	(6,051)
Ladbrokes PLC	(6,000)	(12,553)
Lottomatica SpA	(600)	(8,708)
MGM Resorts International(b)	(400)	(5,932)

		(67,859)

Household Durables – (2.9)%
Jarden Corp.	(200)	(6,780)
Lennar Corp. – Class A	(500)	(9,680)
Panasonic Corp.	(1,200)	(16,494)
Sharp Corp.	(1,000)	(10,397)
Taylor Wimpey PLC(b)	(30,300)	(16,801)

		(60,152)

Media – (1.6)%
Modern Times Group AB	(100)	(6,949)
Sky Deutschland AG(b)	(2,300)	(8,682)
Time Warner Cable, Inc. – Class A	(100)	(6,783)
United Business Media Ltd.	(500)	(5,626)
WPP PLC	(400)	(4,947)

		(32,987)

Multiline Retail – (1.8)%
Debenhams PLC(b)	(15,700)	(16,487)
Harvey Norman Holdings Ltd.	(3,600)	(10,820)
Isetan Mitsukoshi Holdings Ltd.	(1,000)	(11,235)

		(38,542)

Specialty Retail – (1.5)%
Douglas Holding AG	(100)	(5,392)
Komeri Co., Ltd.	(300)	(6,952)

24	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Staples, Inc.	(500)	$(11,155)
Super Retail Auto Group Ltd.	(1,100)	(7,173)

		(30,672)

Textiles, Apparel & Luxury Goods – (0.3)%
Billabong International Ltd.	(700)	(5,686)

		(288,180)

Consumer Staples – (7.8)%
Beverages – (3.4)%
Anheuser-Busch InBev NV	(200)	(11,035)
Britvic PLC	(600)	(4,312)
Diageo PLC	(800)	(15,380)
Kirin Holdings Co., Ltd.	(1,000)	(13,476)
Pernod-Ricard SA	(100)	(9,511)
Sapporo Holdings Ltd.	(4,000)	(17,760)

		(71,474)

Food & Staples Retailing – (1.3)%
Kroger Co. (The)	(200)	(4,280)
Sugi Holdings Co., Ltd.	(300)	(7,119)
Wal-Mart Stores, Inc.	(300)	(16,821)

		(28,220)

Food Products – (1.5)%
Kikkoman Corp.	(2,000)	(21,681)
Kraft Foods, Inc. – Class A	(300)	(9,171)

		(30,852)

Household Products – (0.5)%
Mcbride PLC	(4,000)	(9,917)

Tobacco – (1.1)%
Imperial Tobacco Group PLC	(200)	(5,709)
Reynolds American, Inc.	(400)	(12,724)
Swedish Match AB	(200)	(5,763)

		(24,196)

		(164,659)

Information Technology – (7.3)%
Communications Equipment – (1.1)%
Nokia Oyj (Sponsored ADR)	(600)	(6,420)
Research In Motion Ltd.(b)	(300)	(17,733)

		(24,153)

Computers & Peripherals – (1.1)%
Hewlett-Packard Co.	(500)	(22,845)

Electronic Equipment, Instruments & Components – (2.2)%
Avnet, Inc.(b)	(200)	(7,124)
Halma PLC	(1,300)	(7,036)
Kudelski SA	(400)	(9,012)
Nichicon Corp.	(600)	(8,494)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	25

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Shimadzu Corp.	(2,000)	$(15,825)

		(47,491)

Internet Software & Services – (0.2)%
Telecity Group PLC(b)	(600)	(4,708)

IT Services – (1.0)%
Computershare Ltd.	(700)	(7,049)
Genpact Ltd.(b)	(600)	(9,078)
Logica PLC	(2,600)	(5,651)

		(21,778)

Office Electronics – (0.3)%
Xerox Corp.	(600)	(6,372)

Semiconductors & Semiconductor Equipment – (0.7)%
Advantest Corp.	(300)	(6,149)
Sumco Corp.(b)	(500)	(7,641)

		(13,790)

Software – (0.7)%
Konami Corp.	(400)	(8,008)
SDL PLC(b)	(600)	(5,904)

		(13,912)

		(155,049)

Financials – (7.3)%
Capital Markets – (1.6)%
BinckBank NV	(400)	(6,975)
ICAP PLC	(700)	(6,028)
Och-Ziff Capital Management Group LLC	(500)	(8,030)
SBI Holdings, Inc.	(50)	(6,668)
Tullett Prebon PLC	(800)	(4,957)

		(32,658)

Commercial Banks – (2.4)%
Australia & New Zealand Banking Group Ltd.	(300)	(7,110)
Bank of Queensland Ltd.	(700)	(6,909)
BB&T Corp.	(200)	(5,528)
East West Bancorp, Inc.	(300)	(6,513)
Mitsubishi UFJ Financial Group, Inc.	(1,900)	(9,868)
US Bancorp	(500)	(13,500)

		(49,428)

Consumer Finance – (0.6)%
American Express Co.	(300)	(13,014)

Diversified Financial Services – (0.8)%
London Stock Exchange Group PLC	(400)	(5,415)
Moody’s Corp.	(400)	(11,748)

		(17,163)

26	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Insurance – (1.2)%
Marsh & McLennan Cos., Inc.	(600)	$(16,728)
MetLife, Inc.	(200)	(9,154)

		(25,882)

Real Estate Investment Trusts (REITs) – (0.2)%
Stockland	(1,400)	(5,031)

Real Estate Management & Development – (0.5)%
Grainger PLC	(2,600)	(4,100)
IVG Immobilien AG(b)	(600)	(5,868)

		(9,968)

		(153,144)

Health Care – (6.7)%
Health Care Equipment & Supplies – (1.7)%
Medtronic, Inc.	(300)	(11,496)
Nikkiso Co., Ltd.	(1,000)	(8,070)
Omega Pharma	(100)	(5,141)
Stryker Corp.	(200)	(11,512)

		(36,219)

Health Care Providers & Services – (1.1)%
Nichii Gakkan Co.	(1,800)	(15,516)
Rhoen Klinikum AG	(300)	(6,988)

		(22,504)

Pharmaceuticals – (3.9)%
Chugai Pharmaceutical Co., Ltd.	(700)	(12,912)
Dainippon Sumitomo Pharma Co., Ltd.	(1,000)	(8,987)
Endo Pharmaceuticals Holdings, Inc.(b)	(200)	(6,644)
GlaxoSmithKline PLC	(200)	(3,611)
Hikma Pharmaceuticals PLC	(400)	(5,151)
Meda AB	(1,100)	(9,073)
Pfizer, Inc.	(300)	(5,466)
Rohto Pharmaceutical Co., Ltd.	(1,000)	(11,490)
Salix Pharmaceuticals Ltd.(b)	(100)	(4,097)
UCB SA	(200)	(7,157)
Warner Chilcott PLC	(300)	(7,197)

		(81,785)

		(140,508)

Materials – (6.4)%
Chemicals – (1.8)%
CF Industries Holdings, Inc.	(100)	(13,504)
K+S AG	(100)	(7,397)
Showa Denko KK	(4,000)	(8,829)
Taiyo Nippon Sanso Corp.	(1,000)	(8,522)

		(38,252)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	27

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction Materials – (1.3)%
Fletcher Building Ltd.	(2,200)	$(13,176)
Holcim Ltd.	(100)	(7,000)
Lafarge SA	(100)	(5,935)

		(26,111)

Containers & Packaging – (0.6)%
Greif, Inc. – Class A	(200)	(12,610)

Metals & Mining – (2.7)%
African Minerals Ltd.(b)	(1,000)	(7,920)
Lonmin PLC	(200)	(5,293)
Outokumpu Oyj	(300)	(5,588)
Rio Tinto PLC (Sponsored ADR)	(200)	(13,896)
Salzgitter AG	(100)	(8,107)
SSAB AB	(600)	(9,860)
Sumitomo Metal Industries Ltd.	(3,000)	(7,023)

		(57,687)

		(134,660)

Energy – (3.4)%
Energy Equipment & Services – (1.2)%
Cie Generale de Geophysique-Veritas(b)	(400)	(12,116)
Schlumberger Ltd.	(100)	(8,899)
Sevan Marine ASA(b)	(4,400)	(4,660)

		(25,675)

Oil, Gas & Consumable Fuels – (2.2)%
AWE Ltd.(b)	(2,600)	(4,624)
Chesapeake Energy Corp.	(200)	(5,906)
Consol Energy, Inc.	(300)	(14,910)
Det Norske Oljeselskap ASA(b)	(1,000)	(4,900)
Energy Resources of Australia Ltd.	(400)	(4,010)
Range Resources Corp.	(100)	(4,987)
SandRidge Energy, Inc.(b)	(800)	(5,952)

		(45,289)

		(70,964)

Utilities – (1.0)%
Gas Utilities – (0.5)%
Gas Natural SDG SA	(600)	(9,901)

Independent Power Producers & Energy Traders – (0.2)%
EDP Renovaveis SA(b)	(800)	(4,750)

Multi-Utilities – (0.3)%
AGL Energy Ltd.	(500)	(7,435)

		(22,086)

28	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – (0.9)%
Wireless Telecommunication Services – (0.9)%
Freenet AG	(1,600)	$(18,710)

Total Common Stocks (proceeds $(1,396,805))		(1,501,935)

Investment Companies – (6.8)%
Funds and Investment Trusts – (6.8)%
iShares S&P/TSX 60 Index Fund (cost $(126,913))	(7,300)	(142,741)

Total Securities Sold Short (proceeds $(1,523,718))		(1,644,676)

Total Investments, Net of Securities Sold Short – 30.9% (cost $556,932)		650,044
Other assets less liabilities – 69.1%		1,456,997

Net Assets – 100.0%		$2,107,041

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at January 31, 2011	Unrealized Appreciation/ (Depreciation)
Sold Contracts
Hang Seng China ENT Index	1	February 2011	$80,766	$80,349	$417
Hang Seng Index	1	February 2011	152,797	149,878	2,919
SGX MSCI Singapore Index	1	February 2011	58,716	58,782	(66)

					$3,270

(a)	Securities, or a portion thereof, with an aggregate market value of $1,381,501 have been segregated to collateralize short sales.

(b)	Non-income producing security.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $54,936.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	29

Market Neutral Strategy – Global—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

January 31, 2011 (unaudited)

	Market Neutral Strategy – U.S.		Market Neutral Strategy – Global
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,548,570 and $1,897,432, respectively)	$1,734,886		$2,111,502
Affiliated issuers (cost $193,600 and $183,218, respectively)	193,600		183,218
Deposit at broker for securities sold short	1,513,227		1,377,603
Foreign currencies, at value (cost $0 and $2,930, respectively)	– 0	–	2,970
Receivable due from Adviser	207,124		232,628
Deferred offering costs	88,014		88,014
Dividends receivable	838		1,141
Receivable for investment securities sold and foreign currency transactions	– 0	–	116,320
Receivable for variation margin on futures contracts	– 0	–	2,360

Total assets	3,737,689		4,115,756

Liabilities
Due to custodian	– 0	–	2,963
Payable for securities sold short, at value (proceeds received $1,327,414 and $1,523,718, respectively)	1,512,717		1,644,676
Offering expenses payable	174,532		174,532
Transfer Agent fee payable	7,651		7,700
Dividends payable	1,025		2,047
Distribution fee payable	32		58
Payable for investment securities purchased and foreign currency transactions	– 0	–	87,572
Accrued expenses	83,106		89,167

Total liabilities	1,779,063		2,008,715

Net Assets	$1,958,626		$2,107,041

Composition of Net Assets
Capital stock, at par	$406		$415
Additional paid-in capital	2,031,363		2,074,201
Accumulated net investment loss	(3,356)		(18,996)
Accumulated net realized loss on investment and foreign currency transactions	(70,800)		(45,053)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	1,013		96,474

Net Assets	$1,958,626		$2,107,041

See notes to financial statements.

30	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Statement of Assets & Liabilities

Net Asset Value Per Share—36,000,000,000 shares of capital stock authorized, $.002 par value

Market Neutral Strategy – U.S.	Net Assets	Shares Outstanding	Net Asset Value
Class A	$29,042	3,017	$9.63	*

Class C	$21,166	2,207	$9.59

Advisor Class	$9,640	1,000	$9.64

Class R	$9,614	1,000	$9.61

Class K	$9,627	1,000	$9.63

Class I	$1,879,537	195,000	$9.64

Market Neutral Strategy – Global
Class A	$79,597	7,843	$10.15	*

Class C	$10,110	1,000	$10.11

Advisor Class	$15,122	1,488	$10.16

Class R	$10,139	1,000	$10.14

Class K	$10,151	1,000	$10.15

Class I	$1,981,922	195,000	$10.16

*	The maximum offering price per share for Class A of Market Neutral – U.S. and Market Neutral - Global were $10.06 and $10.60, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	31

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Period August 2, 2010(a) to January 31, 2011 (unaudited)

	Market Neutral Strategy – U.S.		Market Neutral Strategy – Global
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $310 and $1,131, respectively)	$20,366		$21,001
Affiliated issuers	198		160
Interest	2,458		– 0	–

Total income	23,022		21,161

Expenses
Advisory fee (see Note B)	12,314		12,946
Distribution fee—Class A	28		81
Distribution fee—Class C	99		122
Distribution fee—Class R	24		25
Distribution fee—Class K	13		13
Transfer agency—Class A	3,119		4,874
Transfer agency—Class C	3,039		1,555
Transfer agency—Advisor Class	1,493		1,271
Amortization of offering expense	86,518		86,518
Custodian	50,899		72,058
Administrative	40,000		42,000
Registration fees	25,850		25,850
Legal	17,376		17,380
Audit	12,980		18,448
Printing	8,869		8,869
Directors’ fees	6,893		6,893
Miscellaneous	2,534		2,558

Total expenses before expenses on securities sold short	272,048		301,461
Dividend expense	10,936		16,978
Broker fee	2,964		3,029
Interest expense	– 0	–	6,445

Total expenses	285,948		327,913
Less: expenses waived and reimbursed by the Adviser (see Note B)	(259,570)		(287,756)

Net expenses	26,378		40,157

Net investment loss	(3,356)		(18,996)

(a)	Commencement of operations.

See notes to financial statements.

32	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Statement of Operations

	Market Neutral Strategy – U.S.		Market Neutral Strategy – Global
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$55,867		$99,451
Securities sold short	(141,384)		(148,476)
Futures contracts	– 0	–	(1,016)
Options written	14,704		6,014
Foreign currency transactions	13		(1,026)
Net change in unrealized appreciation/ depreciation of:
Investments	186,316		214,070
Securities sold short	(185,303)		(120,958)
Futures contracts	– 0	–	3,270
Foreign currency denominated assets and liabilities	– 0	–	92

Net gain (loss) on investment and foreign currency transactions	(69,787)		51,421

Net Increase (Decrease) in Net Assets from Operations	$(73,143)		$32,425

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	33

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Market Neutral Strategy – U.S.
	August 2, 2010(a) to January 31, 2011 (unaudited)
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(3,356)
Net realized loss on investment and foreign currency transactions	(70,800)
Net change in unrealized appreciation/depreciation of investments	1,013

Net decrease in net assets from operations	(73,143)
Capital Stock Transactions
Net increase	2,031,769

Total increase	1,958,626
Net Assets
Beginning of period	– 0	–

End of period (including accumulated net investment loss of ($3,356))	$1,958,626

(a)	Commencement of operations.

See notes to financial statements.

34	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Statement of Changes in Net Assets

	Market Neutral Strategy – Global
	August 2, 2010(a) to January 31, 2011 (unaudited)
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(18,996)
Net realized loss on investment and foreign currency transactions	(45,053)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	96,474

Net increase in net assets from operations	32,425
Capital Stock Transactions
Net increase	2,074,616

Total increase	2,107,041
Net Assets
Beginning of period	– 0	–

End of period (including accumulated net investment loss of ($18,996))	$2,107,041

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	35

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

January 31, 2011 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”) is a Maryland corporation. The Company currently has five series, AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio, each of which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Market Neutral Strategy—U.S. and AllianceBernstein Market Neutral Strategy—Global (the “Strategies”). The Strategies commenced operations on August 2, 2010. The Strategies offer Class A, Class C, Advisor Class, Class R, Class K and Class I shares. As of January 31, 2011, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Strategies’ Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has

36	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	37

Notes to Financial Statements

use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

The following tables summarize the valuation of the Strategies’ investments by the above fair value hierarchy levels as of January 31, 2011:

Market Neutral Strategy – U.S.
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,734,886	$—	$—	$1,734,886
Short-Term Investments	193,600	—	—	193,600
Liabilities:
Common Stocks	(1,512,717)	—	—	(1,512,717)

Total Investments in Securities	415,769	—	—	415,769
Other Financial Instruments*	—	—	—	—

Total	$415,769	$—	$—	$415,769

Market Neutral Strategy – Global
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Consumer Discretionary	$59,698	$320,424	$—	$380,122
Financials	153,594	213,649	—	367,243
Industrials	80,280	281,659	—	361,939
Materials	83,613	148,041	—	231,654
Energy	107,896	114,529	—	222,425
Health Care	70,568	101,711	—	172,279
Information Technology	74,719	89,945	—	164,664
Consumer Staples	36,763	93,010	—	129,773
Telecommunication Services	12,957	39,868	—	52,825
Utilities	—	23,240	—	23,240
Investment Companies	—	5,338	—	5,338
Short-Term Investments	183,218	—	—	183,218

38	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

Market Neutral Strategy – Global
Investments in Securities	Level 1	Level 2	Level 3	Total
Liabilities:
Common Stocks
Industrials	$(51,596)	$(302,379)	$—	$(353,975)
Consumer Discretionary	(75,824)	(212,356)	—	(288,180)
Consumer Staples	(42,996)	(121,663)	—	(164,659)
Information Technology	(69,572)	(85,477)	—	(155,049)
Financials	(84,215)	(68,929)	—	(153,144)
Health Care	(46,412)	(94,096)	—	(140,508)
Materials	(40,010)	(94,650)	—	(134,660)
Energy	(40,654)	(30,310)	—	(70,964)
Utilities	—	(22,086)	—	(22,086)
Telecommunication Services	—	(18,710)	—	(18,710)
Investment Companies	—	(142,741)	—	(142,741)

Total Investments in Securities	412,027	238,017 +	—	650,044
Other Financial Instruments* :
Assets
Futures Contracts	3,336	—	—	3,336 #
Liabilities
Futures Contracts	(66)	—	—	(66)#

Total	$415,297	$238,017	$—	$653,314

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Strategy values its securities which may materially affect the value of securities trading in such markets. To account for this, the Strategy may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Strategy’s investments are categorized as Level 2 investments.

#

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of divi-

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	39

Notes to Financial Statements

dends, interest and foreign withholding taxes recorded on the Strategies’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategies’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Strategies’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

40	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

8. Offering Expenses

Offering expenses of $174,532 have been deferred for each Strategy and are being amortized on a straight line basis over a one year period.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, each Strategy pays the Adviser an advisory fee at an annual rate of 1.25% of the Strategy’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis as follows:

Strategy	Class A	Class C	Advisor Class	Class R	Class K	Class I
U.S.	1.55%	2.25%	1.25%	1.75%	1.50%	1.25%
Global	1.60%	2.30%	1.30%	1.80%	1.55%	1.30%

Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by each Strategy until August 3, 2011. No repayment will be made that would cause the Strategy’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Strategy on or before July 31, 2011. This fee waiver and/or expense reimbursement agreement may not be terminated before July 31, 2011. For the period ended January 31, 2011, such reimbursement amounted to $219,570 and $245,756 for Market Neutral Strategy—U.S. and Market Neutral Strategy—Global, respectively, which is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Strategies may reimburse the Adviser for certain legal and accounting services provided to each Strategy by the Adviser. For the period ended January 31, 2011, such fees amounted to $40,000 and $42,000 for Market Neutral Strategy—U.S. and Market Neutral Strategy—Global, respectively.

Each Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,616 and $1,626 for Market Neutral Strategy—U.S. and Market Neutral Strategy—Global, respectively, for the period ended January 31, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	41

Notes to Financial Statements

from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, for each Strategy, for the period ended January 31, 2011 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A			Class C
U.S.	$7	$	– 0	–	$	– 0	–
Global	9		– 0	–		– 0	–

The Strategies may invest in the AllianceBernstein Fixed-Income Shares, Inc.— Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategies’ transactions in shares of the Government STIF Portfolio for the period ended January 31, 2011 is as follows:

Strategy	Market Value August 2, 2010(a) (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2011 (000)	Dividend Income (000)
U.S.	$	– 0	–	$2,839	$2,645	$194	$	– 0	–*
Global		– 0	–	3,063	2,880	183		– 0	–*

(a)	Commencement of operations.

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the period ended January 31, 2011 amounted to $3,239 and $5,424 for the Market Neutral Strategy—U.S. and Market Neutral Strategy—Global, respectively, of which $0 and $0; and $0 and $0; were paid by the Market Neutral Strategy—U.S. and Market Neutral Strategy—Global, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Strategies have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategies’ average daily net assets attributable to Class A shares, 1% of the Strategies’ average daily net assets attributable to Class C shares, .50% of the Strategies’ average daily net assets attributable to Class R shares and .25% of the Strategies’ average daily net assets attributable to Class K shares. There are no distribution and servicing fees

42	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategies’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Strategy as follows:

Strategy	Class C	Class R	Class K
U.S.	$703	$721	$733
Global	629	721	733

While such costs may be recovered from the Strategies in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended January 31, 2011, were as follows:

Strategy	Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
U.S.	$3,267,617	$1,773,056	$2,689,159	$1,504,222
Global	3,942,827	2,144,412	3,406,233	2,021,740

During the period ended January 31, 2011, there were no purchases or sales of U.S. Government Securities.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Strategy	Gross Unrealized		Net Unrealized Appreciation on Investments	Net Unrealized Depreciation on Securities Sold Short		Net Unrealized Appreciation
	Appreciation on Investments	Depreciation on Investments
U.S.	$200,250	$(13,934)	$186,316	$(185,303	)(a)	$1,013
Global	233,212	(19,142)	214,070	(120,958	)(b)	93,112

(a)	Gross unrealized appreciation was $20,054 and gross unrealized depreciation was $(205,357), resulting in net unrealized depreciation of $(185,303).

(b)	Gross unrealized appreciation was $21,941 and gross unrealized depreciation was $(142,899), resulting in net unrealized depreciation of $(120,958).

1. Derivative Financial Instruments

The Strategies may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	43

Notes to Financial Statements

investments, or to obtain exposure to otherwise inaccessible markets. The Strategies may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Strategies, as well as the methods in which they may be used are:

•	Futures Contracts

The Strategies may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Strategies may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

During the period ended January 31, 2011, AllianceBernstein Market Neutral Strategy—Global held futures contracts for hedging purposes, AllianceBernstein Market Neutral Strategy – U.S. did not hold futures contracts.

At the time the Strategy enters into a futures contract, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Strategies records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

44	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

•	Option Transactions

For hedging and investment purposes, the Strategies may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Strategy may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Strategy pays a premium whether or not the option is exercised. Additionally, the Strategy bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Strategy writes an option, the premium received by the Strategy is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Strategy on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Strategy has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Strategy. In writing an option, the Strategy bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Strategy could result in the Strategy selling or buying a security or currency at a price different from the current market value.

During the period ended January 31, 2011, AllianceBernstein Market Neutral Strategy—U.S. and AllianceBernstein Market Neutral Strategy—Global held options for hedging and non-hedging purposes.

For the period ended January 31, 2011, the Strategies had the following transactions in written options:

Market Neutral Strategy – U.S.	Number of Contracts		Premiums Received
Options written outstanding as of 8/02/10(a)	– 0	–	$	– 0	–
Options written	301			20,221
Options closed	(301)			(20,221)

Options written outstanding as of 1/31/11	—			$—

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	45

Notes to Financial Statements

Market Neutral Strategy – Global	Number of Contracts		Premiums Received
Options written outstanding as of 8/02/10(a)	– 0	–	$	– 0	–
Options written	298			9,534
Options closed	(298)			(9,534)

Options written outstanding as of 1/31/11	—			$—

(a)	Commencement of operations.

At January 31, 2011, the Strategies had entered into the following derivatives:

Market Neutral Strategy – Global
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures contracts	$3,270	*

Total		$3,270

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the period ended January 31, 2011:

Market Neutral Strategy – U.S.
Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	$1,509	$	– 0	–
Equity contracts	Net realized gain (loss) on options written	14,704		– 0	–

Total		$16,213	$	– 0	–

For the period ended January 31, 2011, the average monthly cost of purchased options contracts was $620.

46	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the period ended January 31, 2011:

Market Neutral Strategy – Global
Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions	$1,509	$	– 0	–
Equity contracts	Net realized gain (loss) on options written	6,014		– 0	–
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(1,016)		3,270

Total		$6,507		$3,270

For the period ended January 31, 2011, the average monthly cost of purchased options contracts was $620 and average monthly original value of futures contracts was $193,944.

2. Currency Transactions

The Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Strategies may sell securities short. A short sale is a transaction in which the Strategy sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Strategy is obligated to replace the borrowed securities at their market price at the time of settlement. The Strategy’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. Short sales by the Strategy involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	47

Notes to Financial Statements

NOTE E

Capital Stock

With respect to share classes currently offered, the Company has allocated 18,000,000,000 of authorized shares to the Market Neutral—U.S. Strategy of which 3,000,000,000 is allocated to each of Class A, Class C, Advisor Class, Class R, Class K, and Class I shares and 18,000,000,000 of authorized shares to the Market Neutral—Global Strategy of which 3,000,000,000 is allocated to each of Class A, Class C, Advisor Class, Class R, Class K, and Class I shares.

	Shares	Amount
	August 2, 2010(a) to January 31, 2011 (unaudited)	August 2, 2010(a) to January 31, 2011 (unaudited)
Market Neutral Strategy – U.S.
Class A
Shares sold	3,017	$29,855

Net increase	3,017	$29,855

Class C
Shares sold	2,210	$21,937

Shares redeemed	(3)	(25)

Net increase	2,207	$21,912

Advisor Class
Shares sold	1,000	$10,001

Net increase	1,000	$10,001

Class R
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class K
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class I
Shares sold	195,000	$1,950,001

Net increase	195,000	$1,950,001

(a)	Commencement of operations.

48	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

	Shares	Amount
	August 2, 2010(a) to January 31, 2011 (unaudited)	August 2, 2010(a) to January 31, 2011 (unaudited)
Market Neutral Strategy – Global
Class A
Shares sold	7,843	$78,650

Net increase	7,843	$78,650

Class C
Shares sold	10,554	$107,741

Shares redeemed	(9,554)	(96,786)

Net increase	1,000	$10,955

Advisor Class
Shares sold	1,664	$16,801

Shares redeemed	(176)	(1,791)

Net increase	1,488	$15,010

Class R
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class K
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class I
Shares sold	195,000	$1,950,001

Net increase	195,000	$1,950,001

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Strategies

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategies’ investments or reduce the returns of the Strategy. For example, the value of the Strategies’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategies’ investments denominated in foreign currencies, the Strategies’ positions in various foreign currencies may cause the Strategy to experience investment losses due to the changes in exchange rates and interest rates.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	49

Notes to Financial Statements

Derivatives Risk—The Strategies may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Short Sales Risk and Leverage Risk—The Strategies may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Strategy will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Strategy.) In contrast, the risk of loss from a long position is limited to the Strategy’s investment in the long position, since its value cannot fall below zero. Short selling may be used as a form of leverage which may lead to higher volatility of the Strategy’s NAV or greater losses for the Strategy.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the period ended January 31, 2011.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

50	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

Market Neutral Strategy – U.S.
Class A
August 2, 2010(a) to January 31, 2011 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.02)
Net realized and unrealized loss on investment and foreign currency transactions	(.35)

Net decrease in net asset value from operations	(.37)

Net asset value, end of period	$ 9.63

Total Return
Total investment return based on net asset value(d)	(3.70)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.94%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(e)	1.55%
Expenses, before waivers/reimbursements(e)	57.32%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(e)	55.94%
Net investment loss(c)(e)	(.47)%
Portfolio turnover rate (excluding securities sold short)	98%
Portfolio turnover rate (including securities sold short)	130%

See footnote summary on page 63.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	51

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

Market Neutral Strategy – U.S.
Class C
August 2, 2010(a) to January 31, 2011 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.06)
Net realized and unrealized loss on investment and foreign currency transactions	(.35)

Net decrease in net asset value from operations	(.41)

Net asset value, end of period	$ 9.59

Total Return
Total investment return based on net asset value(d)	(4.10)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	3.71%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(e)	2.25%
Expenses, before waivers/reimbursements(e)	59.63%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(e)	58.18%
Net investment loss(c)(e)	(1.23)%
Portfolio turnover rate (excluding securities sold short)	98%
Portfolio turnover rate (including securities sold short)	130%

See footnote summary on page 63.

52	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

Market Neutral Strategy – U.S.
Advisor Class
August 2, 2010(a) to January 31, 2011 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.02)
Net realized and unrealized loss on investment and foreign currency transactions	(.34)

Net decrease in net asset value from operations	(.36)

Net asset value, end of period	$ 9.64

Total Return
Total investment return based on net asset value(d)	(3.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.66%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(e)	1.25%
Expenses, before waivers/reimbursements(e)	58.94%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(e)	57.52%
Net investment loss(c)(e)	(.33)%
Portfolio turnover rate (excluding securities sold short)	98%
Portfolio turnover rate (including securities sold short)	130%

See footnote summary on page 63.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	53

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

Market Neutral Strategy – U.S.
Class R
August 2, 2010(a) to January 31, 2011 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.04)
Net realized and unrealized loss on investment and foreign currency transactions	(.35)

Net decrease in net asset value from operations	(.39)

Net asset value, end of period	$ 9.61

Total Return
Total investment return based on net asset value(d)	(3.90)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	3.17%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(e)	1.75%
Expenses, before waivers/reimbursements(e)	28.75%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(e)	27.33%
Net investment loss(c)(e)	(.82)%
Portfolio turnover rate (excluding securities sold short)	98%
Portfolio turnover rate (including securities sold short)	130%

See footnote summary on page 63.

54	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

Market Neutral Strategy – U.S.
Class K
August 2, 2010(a) to January 31, 2011 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.03)
Net realized and unrealized loss on investment and foreign currency transactions	(.34)

Net decrease in net asset value from operations	(.37)

Net asset value, end of period	$ 9.63

Total Return
Total investment return based on net asset value(d)	(3.70)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.91%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(e)	1.50%
Expenses, before waivers/reimbursements(e)	28.51%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(e)	27.09%
Net investment loss(c)(e)	(.57)%
Portfolio turnover rate (excluding securities sold short)	98%
Portfolio turnover rate (including securities sold short)	130%

See footnote summary on page 63.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	55

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

Market Neutral Strategy – U.S.
Class I
August 2, 2010(a) to January 31, 2011 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.02)
Net realized and unrealized loss on investment and foreign currency transactions	(.34)

Net decrease in net asset value from operations	(.36)

Net asset value, end of period	$ 9.64

Total Return
Total investment return based on net asset value(d)	(3.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,879
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.66%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(e)	1.25%
Expenses, before waivers/reimbursements(e)	28.28%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(e)	26.87%
Net investment loss(c)(e)	(.33)%
Portfolio turnover rate (excluding securities sold short)	98%
Portfolio turnover rate (including securities sold short)	130%

See footnote summary on page 63.

56	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

Market Neutral Strategy – Global
Class A
August 2, 2010(a) to January 31, 2011 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.09)
Net realized and unrealized gain on investment and foreign currency transactions	.24

Net increase in net asset value from operations	.15

Net asset value, end of period	$ 10.15

Total Return
Total investment return based on net asset value(d)	1.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$80
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	4.16%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(e)	1.60%
Expenses, before waivers/reimbursements(e)	47.79%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(e)	45.22%
Net investment loss(c)(e)	(2.16)%
Portfolio turnover rate (excluding securities sold short)	105%
Portfolio turnover rate (including securities sold short)	149%

See footnote summary on page 63.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	57

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

Market Neutral Strategy – Global
Class C
August 2, 2010(a) to January 31, 2011 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.19)
Net realized and unrealized gain on investment and foreign currency transactions	.30

Net increase in net asset value from operations	.11

Net asset value, end of period	$ 10.11

Total Return
Total investment return based on net asset value(d)	1.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	5.46%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(e)	2.30%
Expenses, before waivers/reimbursements(e)	48.79%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(e)	45.62%
Net investment loss(c)(e)	(3.99)%
Portfolio turnover rate (excluding securities sold short)	105%
Portfolio turnover rate (including securities sold short)	149%

See footnote summary on page 63.

58	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

Market Neutral Strategy – Global
Advisor Class
August 2, 2010(a) to January 31, 2011 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.09)
Net realized and unrealized gain on investment and foreign currency transactions	.25

Net increase in net asset value from operations	.16

Net asset value, end of period	$ 10.16

Total Return
Total investment return based on net asset value(d)	1.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	3.77%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(e)	1.30%
Expenses, before waivers/reimbursements(e)	47.56%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(e)	47.09%
Net investment loss(c)(e)	(1.87)%
Portfolio turnover rate (excluding securities sold short)	105%
Portfolio turnover rate (including securities sold short)	149%

See footnote summary on page 63.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	59

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

Market Neutral Strategy – Global
Class R
August 2, 2010(a) to January 31, 2011 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.12)
Net realized and unrealized gain on investment and foreign currency transactions	.26

Net increase in net asset value from operations	.14

Net asset value, end of period	$ 10.14

Total Return
Total investment return based on net asset value(d)	1.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	4.35%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(e)	1.80%
Expenses, before waivers/reimbursements(e)	31.39%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(e)	28.84%
Net investment loss(c)(e)	(2.31)%
Portfolio turnover rate (excluding securities sold short)	105%
Portfolio turnover rate (including securities sold short)	149%

See footnote summary on page 63.

60	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

Market Neutral Strategy – Global
Class K
August 2, 2010(a) to January 31, 2011 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.10)
Net realized and unrealized gain on investment and foreign currency transactions	.25

Net increase in net asset value from operations	.15

Net asset value, end of period	$ 10.15

Total Return
Total investment return based on net asset value(d)	1.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	4.10%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(e)	1.55%
Expenses, before waivers/reimbursements(e)	31.19%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(e)	28.64%
Net investment loss(c)(e)	(2.05)%
Portfolio turnover rate (excluding securities sold short)	105%
Portfolio turnover rate (including securities sold short)	149%

See footnote summary on page 63.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	61

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

Market Neutral Strategy – Global
Class I
August 2, 2010(a) to January 31, 2011 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.09)
Net realized and unrealized gain on investment and foreign currency transactions	.25

Net increase in net asset value from operations	.16

Net asset value, end of period	$ 10.16

Total Return
Total investment return based on net asset value(d)	1.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,982
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	3.85%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(e)	1.30%
Expenses, before waivers/reimbursements(e)	30.89%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(e)	28.35%
Net investment loss(c)(e)	(1.79)%
Portfolio turnover rate (excluding securities sold short)	105%
Portfolio turnover rate (including securities sold short)	149%

See footnote summary on page 63.

62	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	63

Financial Highlights

RESULTS OF SHAREHOLDERS MEETING

(unaudited)

The Annual Meeting of Shareholders of the AllianceBernstein Cap Fund, Inc. (the “Fund”) was held on November 5, 2010 and adjourned until December 16, 2010. At the December 16, 2010 Meeting, with respect to the first item of business, the election of Directors for the Fund, the required number of outstanding shares were voted in favor of the proposal, and with respect to the fourth item of business, to amend and restate the charter of the Fund, the required number of outstanding shares were voted in favor of the proposal, and each proposal was approved. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

	Voted For	Withheld Authority
1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

John H. Dobkin	11,065,877	278,963
Michael J. Downey	11,069,147	275,693
William H. Foulk, Jr.	11,062,752	282,088
D. James Guzy	11,063,313	281,527
Nancy P. Jacklin	11,073,882	270,958
Robert M. Keith	11,075,408	269,431
Garry L. Moody	11,073,515	271,325
Marshall C. Turner, Jr.	11,067,356	277,484
Earl D. Weiner	11,061,423	283,416

	Voted For	Voted Against	Abstained	Broker Non-Votes
4. Approve the amendment and restatement of the Fund’s Charter, which would repeal in its entirety all currently existing charter provisions and substitute in lieu thereof the new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Proxy Statement as Appendix C.	8,804,827	152,851	208,673	2,178,488

64	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Results of Shareholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.,(1) Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Yun Chen(2), Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategies’ portfolios are made by the Adviser’s Market Neutral Investment Team. Mr. Yun Chen and Mr. Vadim Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Strategies’ portfolios.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	65

Board of Directors

Information Regarding the Review and Approval of the Portfolios’ Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the application of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Market Neutral Strategy – Global (“Global Market Neutral”) and AllianceBernstein Market Neutral Strategy – U.S. (“U.S. Market Neutral”) (each, a “Portfolio” and collectively, the “Portfolios”) for an initial two-year period at a meeting held on May 4-6, 2010.

Prior to approval of the Advisory Agreement in respect of the Portfolios, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the proposed contractual fee for each of the Portfolios was reasonable. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolios gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AllianceBernstein Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolios and the overall arrangements between the Portfolios and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the

66	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AllianceBernstein Funds. They also noted the professional experience and qualifications of each Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that each Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements will require the directors’ approval on a quarterly basis and, to the extent requested and paid, will result in a higher rate of total compensation from each Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolios’ other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to each Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolios had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolios. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to a Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their proposed relationships with the Portfolios other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolios’ shares, transfer agency fees to be paid by the Portfolios to a wholly owned subsidiary of the Adviser, and brokerage commissions to be paid by the Portfolios to brokers affiliated with the Adviser. The directors recognized

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	67

that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

Investment Results

Since the Portfolios had not yet commenced operations and there were no existing AllianceBernstein funds with the same investment style as the Portfolios, no performance or other historical information for the Portfolios was available. The directors noted that the proposed plan for operation of each Portfolio involved a potentially substantial volume of short-selling as part of a long-short strategy. The Adviser noted that it has extensive experience, through its Bernstein unit, with strategies involving short sales and has managed long/short equity strategies. The directors also reviewed certain information provided by the Adviser concerning the hypothetical performance of each Portfolio, and the Adviser’s targets for each Portfolio’s investment performance over time. Based on the Adviser’s written and oral presentations regarding the management of the Portfolios, and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolios.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by each Portfolio to the Adviser. The directors reviewed information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolios at a hypothetical common asset level of $100 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Portfolios. The directors reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer and noted that the Adviser charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolios but which involved investments in similar asset classes.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AllianceBernstein Funds relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolios, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

68	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

The directors also considered the estimated total expense ratio of the Class A shares of each Portfolio assuming $100 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The estimated total expense ratio of a Portfolio reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Fund in respect of the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in a Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary and temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolios by others.

The information reviewed by the directors showed that, at a Portfolio’s hypothetical size of $100 million, its anticipated contractual effective advisory fee rate of 125 basis points was lower than the Expense Group median. The directors noted that the Portfolios may invest to a significant extent in shares of exchange-traded funds (“ETFs”) that invest primarily in equity securities. The directors noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded that the proposed advisory fee for the Portfolios would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs. The directors noted that the proposed advisory fee is higher than the fee typically charged to traditional AllianceBernstein long-only equity funds and that the Adviser was not proposing its regular schedule of advisory fee breakpoints. The directors took into account the Adviser’s statements that, although all but two of the funds in the Lipper group for the Portfolios have fee schedules with breakpoints, the proposed fee without breakpoints for the Portfolios would be lower than the asset-weighted average of the funds in the Lipper group for assets below $1 billion, would equal the asset-weighted average of the funds in the Lipper group at $1 billion, and would exceed that average by only 3 basis points at $10 billion.

The directors recognized that the Adviser’s total compensation from a Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision. The Lipper analysis reflected the Adviser’s agreement to cap each Portfolio’s expense ratio for an initial period ending July 31, 2011. In the case of U.S. Market Neutral, the anticipated expense ratio, which reflected a cap,

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	69

was lower than the Expense Group and the Expense Universe medians. In the case of Global Market Neutral it was lower than the Expense Group median and higher than the Expense Universe median. The directors concluded that each Portfolio’s anticipated expense ratio was satisfactory.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolios does not contain breakpoints that reduce the fee rates on assets above specified levels, and considered the Adviser’s position that the proposed fee was lower than the Adviser believed was appropriate given the complexity involved in advising the Portfolios and the fees paid by other funds in the Expense Group, and that, accordingly, it was appropriate not to incorporate breakpoints into the fee schedule of the Advisory Agreement for the Portfolios at the outset. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors considered that the Portfolios’ anticipated contractual effective advisory fee rate at asset levels likely to be achieved in a Portfolio’s early years compared favorably to the asset-weighted average of the funds in the Lipper group, as described above. The directors informed the Adviser that they anticipated revisiting the question of breakpoints in the future if a Portfolio attracted substantial assets.

70	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Market Neutral Strategies—U.S. (“U.S. Market Neutral Portfolio”) and Market Neutral Strategies—Global (“Global Market Neutral Portfolio”) (each a “Portfolio” and collectively, the “Portfolios”).2

The investment objective of both U.S. Market Neutral Portfolio and Global Market Neutral Portfolio is long-term growth of capital, independent of stock market direction. Both Portfolios intend to pursue the same investment strategies and philosophy, the difference between them being that U.S. Market Neutral Portfolio will focus on domestic issuers; Global Market Neutral Portfolio will invest worldwide. Both Portfolios will take both long and short positions in common stock and other equity related securities. Both Portfolios will also be able to invest in derivatives and buy and short shares issued by exchange traded funds (“ETFs”). In the simplest terms, the Portfolios will buy securities that the Adviser believes are undervalued and sell short securities that the Adviser believes are overvalued. To remain market neutral, the Portfolios expect to maintain roughly equal long and short positions within sleeves and geographic location, translated into U.S. dollar terms for Global Market Neutral Portfolio. Over a full business cycle, the Adviser expects that the Portfolio will experience a volatility similar to that of longer duration bonds (roughly 7-9%), rather than equities (15-17%). The trade-off is the Portfolio will not target equity-like returns, but rather will seek to provide a return premium over short-term fixed income investments. The Adviser views funds of this type as “satellite” or “alternative” offerings, designed to complement rather than replace an investor’s core holdings.

The evaluation of the Investment Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the ‘40 Act) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees pro-

1	It should be noted that the Senior Officer’s fee evaluation was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Portfolios do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	71

posed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAP & RATIO

The Adviser proposed that the Portfolios pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee
U.S. Market Neutral Portfolio	1.25% of Average Daily Net Assets
Global Market Neutral Portfolio	1.25% of Average Daily Net Assets

As shown above, the advisory fee schedules of the Portfolios have no breakpoints unlike the Specialty Category, in which the Portfolios would have been categorized had the Adviser proposed to implement the NYAG related fee schedule.3,4

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

3	The NYAG related fee schedule, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule. The advisory fee schedule for the Specialty Category is as follows: 0.75% on the first $2.5 billion, 0.65% on the next $2.5 billion, and 0.60% on the balance.

4	The Adviser believes that the complexity involved in managing equity market neutral strategies warrants a higher fee than is typically charged to traditional long-only equity funds. The Adviser also proposed that the Directors address the lack of breakpoints in the Portfolios’ proposed advisory fee schedule in the future once the Portfolios have been in operation for some time.

72	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

The Adviser proposed to set expense caps, set forth below, for its initial period ending July 31, 2011. The Expense Limitation Undertaking will terminate three years after the Portfolios commence operations. During the period between the initial period and the termination of the agreement, the Adviser may be able to recoup all or a portion of the each Portfolio’s offering expenses,5 which will be paid initially by the Adviser. If at any time, after the expiration of the initial period, a Portfolio’s expenses fall below the expense cap, the Adviser will be able to recoup offering costs previously paid by it to the extent that the reimbursement does not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement, three years following the commencement of operations. Either the Adviser or a Portfolio may terminate the agreement on sixty days’ notice. The Adviser is to be reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolios.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio[6]	Fiscal Year End
U.S. Market Neutral Portfolio	Advisor Class A Class C Class R Class K Class I	1.25% 1.55% 2.25% 1.75% 1.50% 1.25%	1.85% 2.15% 2.85% 2.35% 2.10% 1.85%	July 31

Global Market Neutral Portfolio	Advisor Class A Class C Class R Class K Class I	1.30% 1.60% 2.30% 1.80% 1.55% 1.30%	2.42% 2.22% 2.92% 2.42% 2.17% 1.92%	July 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolios that is not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’

5	Offering expenses consist principally of the legal, accounting and federal and state securities registration fees paid by the Portfolios, and are expected to aggregate approximately $175,000 for each Portfolio.

6	Estimates of the Portfolios’ gross expense ratio are based on each Portfolio’s net asset level of $100 million.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	73

third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios will be more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses will be reimbursed by the Portfolios to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios’ investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolios.7 However, with respect to the Portfolios, the Adviser has represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment style as the Portfolios.

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as any of the Portfolios.

7	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

74	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Funds with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the Portfolios’ ranking with respect to the proposed management fee relative to the median of the Portfolios’ Lipper Expense Group (“EG”)9 at the approximate current asset level of the subject Portfolios.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.11 An EG will typically consist of seven to twenty funds.12

8	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Funds contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Funds, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Funds had the lowest effective fee rate in the Lipper peer group.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12

Due to the limited size of the equity market neutral universe, at the request of the Senior Officer and the Adviser, Lipper permitted the inclusion into those Portfolios’ EG a fund with an all-inclusive fee structure[12] and a fund managed by the investment adviser of another fund already in the EG but with a different advisory fee structure. Under normal circumstances, with respect to the construction of an EG, Lipper would exclude funds with an all-inclusive fee structure or a second fund managed by the same investment adviser of another fund already in the EG.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	75

Portfolio	Contractual Management Fee (%)[13]	Lipper Expense Group Median (%)	Rank
U.S. Market Neutral Portfolio[14]	1.250	1.344	2/7
Global Market Neutral Portfolio[14]	1.250	1.344	2/7

Lipper also compared the Portfolios’ total expense ratios in comparison to the Funds’ EG and Lipper Expense Universe (“EU”). The EU15 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolios.

Portfolio	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
U.S. Market Neutral Portfolio[14]	1.550	1.653	2/8	1.575	6/12
Global Market Neutral Portfolio[14]	1.600	1.653	3/8	1.575	7/12

Based on this analysis the Portfolios have a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolios has not yet commenced operations. Therefore there is no historic profitability data with respect to the Adviser’s investment services to the Portfolios.

13	The contractual management fee does not reflect any expense reimbursements made by any of the Portfolios to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

14	The Portfolio’s estimated contractual management fee and total expense ratio are based on an initial net asset estimate of the Portfolio’s net assets at $100 million.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	The total expense ratios shown are for the Portfolios’ Class A shares.

76	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates will have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates will provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, will be the Portfolios’ principal underwriter. ABI and the Adviser will disclose in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).17

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolios may effect brokerage transactions in the future through and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB.” The Adviser represented that SCB’s profitability from any business conducted with the Portfolios would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

17	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	77

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE FUNDS.

With assets under management of $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services to the Funds.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

19	The Deli study was originally published in 2002 based on 1997 data.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.
21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

78	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Since the Portfolios have not yet commenced operations, the Portfolios have no performance history.

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolios is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. However, the Senior Officer recommended that the Directors discuss with the Adviser the proposed advisory fee schedules of the Portfolios, which lack potential for sharing economies of scale through breakpoints. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	79

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Unconstrained Bond Fund*

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund

Alternatives

Real-Asset Strategy*

Market Neutral Strategy-Global

Market Neutral Strategy-U.S

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

80	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MNS-0152-0111

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	March 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	March 25, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	March 25, 2011